PROXY STATEMENT PURSUANT TO SECTION 14(a)
             OF THE SECURITIES EXCHANGE ACT OF 1934

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                      TOTAL CONTAINMENT, INC.
_________________________________________________________________
        (Name of Registrant as Specified in its Charter)


_________________________________________________________________
           (Name of Person(s) Filing Proxy Statement)


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
                              TOTAL
                           CONTAINMENT

March 31, 1997


Dear Stockholder:

     Total Containment, Inc.'s Annual Meeting of Stockholders will be held on Friday, April 11, 1997, at 2:00 p.m., Eastern
Time. The Annual Meeting will be held at the Company's offices located at 422 Business Center, A130 North Drive, Oaks,
Pennsylvania 19456.

     The matters to be acted on at the Annual Meeting are:
(a) the election of two Class I directors, (b) a proposal to adopt an Agreement and Plan of Merger pursuant to which TCI will change its state of incorporation from Delaware to Pennsylvania by merging into a newly formed wholly-owned Pennsylvania subsidiary, (c) a proposal to approve the Total Containment, Inc. 1997 Stock Compensation Plan, and (d) the ratification of the appointment by the Board of Directors of TCI of Price Waterhouse LLP as its independent auditors for 1997. These matters are described in the enclosed Notice of Annual Meeting of Stockholders and Proxy Statement.

     Thank you for your interest in TCI. I look forward to seeing you at the Annual Meeting.


                              Sincerely,



                              Marc Guindon,
                              Chairman of the Board

Please sign and date your proxy card and return it in the enclosed envelope as soon as possible.

                              TOTAL
                           CONTAINMENT

                       422 Business Center
                        A130 North Drive
                          P.O. Box 939
                    Oaks, Pennsylvania 19456

            Notice of Annual Meeting of Stockholders
                    to be held April 11, 1997


To the Stockholders of Total Containment, Inc.:

     Notice is hereby given that the Annual Meeting (the "Annual Meeting") of the holders of common stock, $0.01 par value (the "Common Stock"), of Total Containment, Inc. (the "Company") will be held at the offices of the Company located at 422 Business Center, A130 North Drive, P.O. Box 939, Oaks, Pennsylvania 19456 on Friday, April 11, 1997, at 2:00 p.m., Eastern Time:

          1. To elect two Class I directors to hold office until the 2000 Annual Meeting of Stockholders and until their successors shall have been elected and qualified (Matter No. 1);

          2. To consider a proposal to adopt an Agreement and Plan of Merger pursuant to which the Company will change its state of incorporation from Delaware to Pennsylvania by merging with and into a newly formed wholly-owned Pennsylvania subsidiary (Matter No. 2);

          3.   To consider a proposal to approve the Company's
1997 Stock Compensation Plan (the "1997 Plan") (Matter No. 3);

          4. To ratify the appointment by the Company's Board of Directors of Price Waterhouse LLP as the Company's independent auditors for the fiscal year ending December 31, 1997 (Matter
No. 4); and

          5. To transact such other business as may properly come before the Annual Meeting or any adjournment or adjournments thereof.

     Holders of record of issued and outstanding shares of Common
Stock at the close of business on February 28, 1997, are entitled to notice of, and to vote at, the Annual Meeting. Such stockholders may vote in person or by proxy. The stock transfer books of the Company will not be closed.

     The Board of Directors of the Company cordially invites you to attend the Annual Meeting. Whether or not you are personally present, your shares should be represented at the Annual Meeting. Accordingly, please sign and return your proxy in the enclosed envelope.

                              By Order of the Board of Directors,



                              Jeffrey A. Boehmer, Secretary

Dated:    Oaks, Pennsylvania
          March 31, 1997

     Stockholders are urged to sign, date and mail the enclosed proxy promptly in the accompanying envelope. The proxy is revocable at any time by a written instrument, including a later dated proxy, signed in the same manner as the proxy and received by the Secretary of the Company at or before the Annual Meeting. If you attend the Annual Meeting, you may, if you wish, revoke your proxy by voting in person.

                     Total Containment, Inc.
                       422 Business Center
                        A130 North Drive
                          P.O. Box 939
                    Oaks, Pennsylvania 19456


                         Proxy Statement
                       for Annual Meeting


                             GENERAL

Introduction


     Total Containment, Inc. (the "Company") is a Delaware business corporation headquartered at 422 Business Center, A130
North Drive, Oaks, Pennsylvania 19456.

Solicitation of Proxies

        This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of the Company to be used at the Annual Meeting (the "Annual Meeting") of holders of Common Stock, $0.01 par value (the "Common Stock"), of the Company to be held at the offices of the Company located at 422 Business Center, A130 North Drive, P.O. Box 939, Oaks, Pennsylvania 19456, at 2:00 p.m., Eastern Time, on Friday,
April 11, 1997, and at any adjournment or adjournments thereof. The approximate date upon which this Proxy Statement and the accompanying proxy were first sent, given or otherwise made available to shareholders was March 31, 1997. In addition to the use of the mails, proxies may be solicited by personal interview and telephone by directors, officers and employees of the Company and its subsidiaries. The Company will pay all costs of soliciting proxies.

Voting Securities

     Holders of record of the Common Stock at the close of business on February 28, 1997 (the "Record Date"), are entitled to notice of, and to vote at, the Annual Meeting.

     At the Annual Meeting, each stockholder is entitled to one vote for each share of the Common Stock registered in the stockholder's name at the close of business on February 28, 1997. On February 28, 1997, there were 4,641,600 shares of the Common Stock outstanding and, accordingly, holders of the Common Stock are entitled to cast a total of 4,641,600 votes at the Annual Meeting. Holders of the Common Stock are not entitled to cumulate votes in election of directors.

     Of the 4,641,600 shares of Common Stock outstanding, 2,649,000 shares, representing 57.07% of the issued and outstanding shares of Common Stock, are owned of record by Placements CMI Inc., a corporation organized under the laws of the Province of Quebec, Canada ("CMI"). Mr. Marcel Dutil, a director of the Company and President of CMI, beneficially owns 99.49% of the issued and outstanding voting capital stock of CMI. Mr. Dutil has informed the Board that he intends to cause all of the 2,649,000 shares of Common Stock of the Company owned by CMI to be voted "FOR" the election of the nominees of the Board of Directors of the Company ("Matter No. 1"), "FOR" the proposal to adopt the Agreement and Plan of Merger pursuant to which the Company will change its state of incorporation from Delaware to Pennsylvania by merging with and into a newly formed wholly-owned Pennsylvania subsidiary ("Matter No. 2"), "FOR" the approval of the 1997 Plan ("Matter No. 3"), and "FOR" the ratification of the appointment of Price Waterhouse LLP as the Company's independent auditors for 1997 ("Matter No. 4").

     If the enclosed form of proxy is appropriately marked, signed and returned in time to be voted at the Annual Meeting, the shares represented by the proxy will be voted in accordance with the instructions marked thereon. Signed proxies not marked to the contrary will be voted "FOR" Matter No. 1, "FOR" Matter No. 2, "FOR" Matter No. 3, and "FOR" Matter No. 4. Signed proxies will be voted "FOR" or "AGAINST" each other matter which properly comes before the Annual Meeting or any adjournment or adjournments thereof, at the discretion of the persons named as proxyholders.

     With respect to the election of directors (Matter No. 1), each stockholder may cast such holder's votes "FOR" all the nominees or may "WITHHOLD AUTHORITY" to vote for all or for any individual nominee. Votes which are withheld will not be counted for purposes of the election of directors or for the purpose of establishing a quorum.

     With respect to the proposal to adopt the Agreement and Plan of Merger pursuant to which the Company will change its state of incorporation from Delaware to Pennsylvania by merging with and into a newly formed wholly-owned subsidiary (Matter No. 2), each stockholder may cast all of such holder's votes "FOR" or "AGAINST" such proposal, or may "ABSTAIN" from voting. Abstentions will be counted as present for purposes of determining the existence of a quorum. However, because the approval of Matter No. 2 requires the affirmative vote of a majority of the outstanding shares of Common Stock, abstentions will have the effect of a negative vote. Under applicable Delaware law, appraisal rights are not available to a stockholder who dissents with respect to Matter No. 2.

     With respect to the proposal to approve the 1997 Plan (Matter No. 3), each stockholder may cast all of such holder's votes "FOR" or "AGAINST" such proposal, or may "ABSTAIN" from voting. Abstentions will be counted as present for purposes of determining the existence of a quorum. However, because the approval of Matter No. 3 requires the affirmative vote of a majority of shares present, in person or by proxy, and entitled to vote, abstentions will have the effect of a negative vote.

     With respect to the ratification of the appointment of auditors (Matter No. 4), each stockholder may cast all of such holder's votes "FOR" or "AGAINST" such proposal, or may "ABSTAIN" from voting. Abstentions will be counted as present for purposes of determining the existence of a quorum. However, because the ratification of auditors requires the affirmative vote of a majority of shares present, in person or by proxy, and entitled to vote, abstentions will have the effect of a negative vote.

        Under applicable Delaware law, broker non-votes will be counted as present for purposes of determining whether a quorum exists at the Annual Meeting, but a broker non-vote with respect to Matters No. 1, 3 or 4 will not be counted as present for purposes of such Matters and, as a result, will have no effect on the outcome of such Matters because approval of such Matters requires only the affirmative vote of a majority of shares present, in person or by proxy. However, a broker non-vote with respect to Matter No. 2 will have the effect of a negative vote because Matter No. 2 requires the affirmative vote of a majority of outstanding shares of Common Stock.

Right of Revocation

     Any stockholder giving a proxy has the power to revoke it by a written instrument, including a later dated proxy, signed in the same manner as the proxy and received by the Secretary of the Company prior to its exercise. Any stockholder attending the Annual Meeting may also revoke his proxy by voting in person at the Annual Meeting.

Quorum

     Under the Company's Bylaws, holders of a majority of the shares entitled to vote at the Annual Meeting must be present, in person or by proxy, to constitute a quorum for the transaction of business at the Annual Meeting. CMI has informed the Board that it intends to be present, in person or by proxy, at the Annual Meeting so that a quorum will be present.

Principal Stockholders

     The following table sets forth information, as of February 28, 1997, as to beneficial owners, either directly or indirectly, of 5% or more of the outstanding shares of the Common
Stock.

                                   Amount and Nature      Percent
Name and Address of                  of Beneficial           of
Beneficial Owner                       Ownership           Class

Placements CMI Inc.(1).......          2,649,000           57.07
c/o Heenan Blaikie
1250 Rene-Levesque Blvd. West
Suite 2500
Montreal, Quebec H3B 4YI

Marcel Dutil(2)..............           2,649,000          57.07
270 Chemin du Tremblay
Boucherville, Quebec
J43 5X9
__________________

(1) Marcel Dutil, a director of the Company and President of CMI, beneficially owns 99.49% of the issued and outstanding voting capital stock of CMI.
(2)  Consists of the 2,649,000 shares owned by CMI.

     On January 16, 1996, CMI, in a series of transactions, acquired indirectly from Mr. Guindon, the former Chief Executive Officer of the Company and the current Chairman of the Board of Directors of the Company, that portion of the capital stock of Groupe Treco Ltee ("Treco") that it did not own. Treco owned 2,601,000 shares of Common Stock. In a series of transactions, the 2,601,000 shares of Common Stock held by Treco, were transferred, without value, to CMI. As a result of the foregoing, CMI directly, and Mr. Dutil indirectly through his control of CMI, now owns 2,649,000 shares (representing 57.07%) of the Common Stock of the Company.

     The purchase price paid by CMI for the acquisition of the capital stock of Treco was $5,000,000 payable $2,000,000 in cash and $3,000,000 in seller financing due in equal $1,500,000 installments on June 15, 1997 and December 15, 1998. CMI will pay additional consideration if the 2,601,000 shares of Common Stock of the Company indirectly acquired by CMI are sold as follows:

          (i) 8.62% of the amount by which the sale price exceeds approximately $5.00 per share, if such shares are sold before June 15, 1997; and

          (ii) 4.31% of the amount by which the sale price exceeds approximately $5.00 per share, if such shares are sold after June 15, 1997 and before December 15, 1998.

     The purchase price was arrived at through arms length negotiations between the parties and represented Treco's investment in the Company valued at $5.00 per share less the assumption of Treco's accrued liabilities.

     Because Mr. Dutil beneficially owns approximately 57% of the outstanding shares of Common Stock, Mr. Dutil will be able to elect the two Class I nominees as directors, approve the proposal to adopt the Agreement and Plan of Merger pursuant to which the Company will change its state of incorporation from Delaware to Pennsylvania by merging with and into its wholly-owned Pennsylvania subsidiary, approve the 1997 Plan, and ratify the appointment of Price Waterhouse LLP regardless of how other stockholders of the Company may vote at the Annual Meeting.

                          MATTER NO. 1
                      ELECTION OF DIRECTORS

General

     The Bylaws of the Company provide that the Company's business shall be managed by a Board of Directors. The number of directors shall be determined by the Board of Directors. The Company's Board, as provided in its Bylaws, is divided into three classes: Class I, Class II and Class III, each class being as nearly equal in number as possible. Under the Company's Bylaws, a person elected to fill a vacancy on the Board of Directors serves as a director for the remaining term of office of the Class to which he or she was elected. The directors in each Class serve terms of three years each and until their successors are elected and qualified.

     The Board of Directors fixed the number of directors in Class I at two and has nominated Mr. Jean Claude Arpin and Mr. Marc Guindon for election as Class I directors.
Messrs. Arpin and Guindon are presently directors of the Company.

     On March 5, 1996, Mr. James L. Lawrence resigned as President and Chief Operating Officer of the Company and as a Director of the Company. Mr. Bernard Gouin was elected as a Class II director at the 1996 Annual Meeting to fill the vacancy created by the resignation of Mr. Lawrence. In September 1996, the Board of Directors of the Company increased the number of directors from seven to eight members. Mr. Pierre Desjardins, President and Chief Executive Officer of the Company, was appointed by the Board of Directors as a Class II director to fill the vacancy created by the increase in the size of the Board of Directors.

     The Bylaws of the Company permit nominations for election to the Board of Directors to be made by the Board of Directors or by any stockholder entitled to vote for the election of directors. All nominations are referred to the Board of Directors for consideration. In determining the nominees for director for 1998, the Board will consider nominees recommended by stockholders. Such stockholder recommendations should be made in writing no later than January 1, 1998, addressed to Corporate Secretary, 422 Business Center, A130 North Drive, P.O. Box 939, Oaks, Pennsylvania 19456.

     Under the Bylaws, nominations for director to be made at the Annual Meeting by stockholders entitled to vote for the election of directors must be preceded by notice in writing, delivered or mailed and received at the principal executive office of the Company not less than 30 days prior to the Annual Meeting, which notice must contain certain information specified in the Bylaws. Such notice should be delivered or mailed to the attention of the Secretary of the Company. No notice of nomination for election as a director has been received from any stockholder as of the date of this Proxy Statement. If a nomination is attempted at the Annual Meeting which does not comply with the procedures required by the Bylaws or if any votes are cast at the Annual Meeting for any candidate not duly nominated, then such nomination and/or such votes may be disregarded.

     The two nominees who receive the highest number of votes at the Annual Meeting will be elected as Class I directors. Shares represented by properly executed proxies will be voted for the two Class I nominees listed below unless otherwise specified on a stockholder's proxy card. Any stockholder who wishes to withhold authority from the proxyholders to vote for the election of directors, or to withhold authority to vote for any individual nominee, may do so by marking the proxy to that effect. No proxy may be voted for a greater number of persons than the number of nominees named.

     If any of the nominees listed below become unable to accept the nomination or election, the proxyholders may exercise their voting power in favor of such other person or persons as the Board of Directors may recommend. The Company, however, at present has no reason to believe that any nominee listed below will be unable to serve as a director, if elected.

Nominees and Continuing Directors for Election as Director

     The following tables set forth, as to each of the nominees for election as Class I directors and as to each of the continuing Class II and Class III directors, his or her age and the period during which he or she has served as a director of the Company. There are no family relationships between any of the persons listed below.

                                                         Director
Name                                              Age      Since

NOMINEES FOR ELECTION IN 1997 AS CLASS I
   DIRECTORS TO SERVE UNTIL 2000
Jean Claude Arpin............................      50       1994
Marc Guindon.................................      53       1990

CONTINUING CLASS III DIRECTORS TO SERVE UNTIL 1998
Charles Frey, Sr.............................      70       1991
Paul Gobeil..................................      54       1994
Nycol Pageau-Goyette.........................      52       1994

CONTINUING CLASS II DIRECTORS TO SERVE UNTIL 1999
Pierre Desjardins............................      55       1996
Marcel Dutil.................................      54       1990
Bernard Gouin................................      44       1996

      The principal occupation and business experience during the last five years of each nominee for election as a director of the Company and of each continuing director of the Company is as follows:

     Jean Claude Arpin.  Since 1988, Mr. Arpin has been a Vice
President of Royal Bank Capital Corporation, a wholly-owned subsidiary of the Royal Bank of Canada.

     Pierre Desjardins. Since September 1996, Mr. Desjardins has served as President and Chief Executive Officer of the Company. From 1990 to 1994, he was President and Chief Executive Officer of Domtar, Inc., a publicly owned Canadian pulp and paper corporation. He is currently a director for Discreet Logic, a publicly owned Canadian company that develops, assembles, markets and supports systems for creating, editing and compositing imagery and special effects for film and video.

        Marcel Dutil. Since 1973, Mr. Dutil has been Chairman of the Board and Chief Executive Officer of Canam Manac Group, Inc., a publicly owned Canadian industrial corporation engaged in the manufacture of construction steel components and trailers in Canada, the United States, France and Mexico. Mr. Dutil serves as a director of The National Bank of Canada, Quebec Telephone, Pharmacies Jean Coutu and Vauquelin Mines Ltd., each of which is a publicly owned company.

     Charles Frey, Sr.  Since 1989, Mr. Frey has been Vice
President and a minority shareholder of Areo-Power Unitized
Fueler, Inc.  From 1961 to 1992, Mr. Frey was Chief Executive
Officer of the Bigbee division of Highland Tank and Manufacturing
Company, a manufacturer of steel tanks.

     Paul Gobeil. Since October 1990, Mr. Gobeil has served as Vice Chairman of the Board of Directors of Metro-Richelieu, Inc., a publicly owned Canadian food corporation. From December 1989 through September 1993, Mr. Gobeil served as Chairman of the Board of Royal Trust Company, a trust corporation. He also served as Chairman of the Board of Domtar Inc, a publicly owned Canadian pulp and paper corporation, from April 1993 through October 1994. Mr. Gobeil is currently a director of Canam Manac Group, Inc., Alimentation CoucheTard Inc., a food corporation, and the National Bank of Canada, all of which are publicly owned Canadian corporations.

     Bernard Gouin. Since February 1997, Mr. Gouin has been Chief Financial Officer of the Canam Manac Group, a publicly owned Canadian industrial corporation for which Mr. Gouin served as Chief Financial Officer from 1991 to 1992. From 1994 to early 1997, he was President of Belgo Corporation, a distributor of electricity-saving products and a provider of financial management services. From 1992 to 1994, he served as Executive Vice President of Canam Steel Corporation, a manufacturer of construction steel components and the American subsidiary of The Canam Manac Group.

     Nycol Pageau-Goyette. Since 1977, Ms. Pageau-Goyette has served as President and Chief Executive Officer of Pageau-Goyette
Associates, a management company.

     Marc Guindon. Mr. Guindon was co-founder of the Company and has served as Chairman of the Board and as a director of the Company since 1990, and as Chief Executive Officer from May 1993 to September 1996. From 1985 to 1991, Mr. Guindon served as President and Chief Executive Officer of a privately-held Canadian corporation which, until February 13, 1996, held a majority of the Common Stock of the Company.

Security Ownership of Management

     The following table sets forth information concerning the number of shares of Common Stock held as of February 28, 1997 by each nominee for director, each present director, each executive officer named in the compensation table set forth elsewhere herein, and all directors and executive officers as a group.

                                         Amount and Nature of Beneficial Ownership
                                    Total        Sole Voting    Shared Voting    Percent
                                  Beneficial    or Dispositive  or Dispositive      of
                                  Ownership          Power          Power        Class(1)
Name of Beneficial Owner
Jean Claude Arpin(2)...........       5,000           5,000            --            --
Pierre Desjardins(3)...........       1,000              --          1,000(4)        --
Marcel Dutil(5)................   2,649,000       2,649,000            --          57.07%
Charles Frey, Sr...............       4,000           4,000            --            --
Paul Gobeil....................       7,000           7,000            --            --
Bernard Gouin..................          --              --            --            --
Marc Guindon(2)................          --              --            --            --
Nycol Pageau-Goyette...........          --              --            --            --

Other Named Executive Officers

Homer A. Holden(6).............      36,000          36,000            --            --

All directors and named executive
  officers as a group
  (9 persons)..................   2,702,000       2,701,000          1,000         57.76%

(1) Unless otherwise indicated, amount owned does not exceed 1% of the total number of shares of Common Stock outstanding as of February 28, 1997.
(2) Indicates a nominee for election as a Class I director at the Annual Meeting.
(3) Does not include options to acquire 225,000 shares of Common Stock granted by the Company to Mr. Desjardins in connection with his employment in September 1996, none of which are vested.
(4)  Includes 1,000 shares of Common Stock owned by
     Mr. Desjardins' spouse with respect to which Mr. Desjardins disclaims beneficial ownership.
(5) Includes 2,649,000 shares of Common Stock owned by CMI. Marcel Dutil beneficially owns 99.49% of the voting stock of CMI. In addition, Marcel Dutil is President and a director of CMI.
(6) Includes 36,000 shares which may be acquired by Mr. Holden upon the exercise of options granted under the Company's 1994 Stock Compensation Plan (the "1994 Plan") and which are vested and presently exercisable or exercisable within 60 days after February 28, 1997. Does not include 44,000 shares which may be acquired by Mr. Holden in the future in connection with options granted under the 1994 Plan which are not vested and are not exercisable within 60 days after February 28, 1997.

Committees of the Board of Directors

     The Board of Directors of the Company has a standing Audit Committee and Compensation Committee. The entire Board of Directors of the Company assumes the role of a nominating committee. Pursuant to the Company's Bylaws, the Board of Directors is authorized to create such other permanent or temporary committees as it deems necessary. The Chief Executive Officer of the Company is an ex-officio member of all committees of the Board of Directors.

     The Audit Committee serves as the principal liaison among the Board of Directors, the Company's independent accountants and the Company's internal staff in connection with the Company's audit function. In addition, the Audit Committee makes recommendations to the Board of Directors concerning the selection of independent accountants to audit the books and accounts of the Company and the performance of nonaudit services. The present members of the Audit Committee are Messrs. Arpin, Dutil and Gobeil. The Audit Committee met one time during 1996.

     The Compensation Committee makes recommendations to the Board of Directors with respect to compensation of members of the Company's executive staff. The members of the Compensation
Committee are Messrs.  Dutil, Gobeil and Desjardins.  The
Compensation Committee met two times during 1996.

Board Meetings

     During 1996, the Board of Directors held eight regular meetings. Five members of the Board attended all, and two members of the Board attended all but one, of the aggregate number of meetings of the Board and of committees of which he or she is a member. Mr. Desjardins became a director in September 1996 and attended all subsequent board meetings.

Compensation Paid to Directors

     Directors of the Company who are not executive officers of the Company are paid a quarterly retainer of $2,500 plus $500 per Board meeting attended. In addition, outside directors receive
$250 for each regular committee meeting they attend.

     The Company maintains a directors' and officers' liability insurance policy with National Union Fire Insurance Company of Pittsburgh, Pennsylvania. The policy covers all directors, officers and employees of the Company and its subsidiaries for liability, loss, damage and expense which they may incur in their capacities as such (subject to certain exclusions and exceptions), at a premium cost to the Company, as of the date of the Annual Meeting, of approximately $135,000 per year.

              REPORT OF THE COMPENSATION COMMITTEE
                    ON EXECUTIVE COMPENSATION

Role of the Compensation Committee

     The role of the Compensation Committee of the Board of Directors of the Company is to establish the compensation philosophy of the Company and monitor compensation plans and amounts for conformity with the philosophy.

     The Compensation Committee's role includes establishing company-wide compensation and benefits plans, reviewing and adopting the Chief Executive Officer's (the "CEO") recommendations for compensation for executive and other senior officers, and reviewing and determining the compensation for the CEO.

     The Compensation Committee generally meets once a year. All actions of the Compensation Committee are reported to the full Board of Directors for ratification. The CEO is a member of the Compensation Committee but does not vote on any matters impacting the CEO's compensation or employment status.

Executive Compensation Philosophy

     The Company's executive officer compensation program is predicated on a pay for performance philosophy, and as such, a substantial part of the executives' compensation is performance based. Within this framework, the total compensation program must enable the Company to attract, retain, motivate, and reward executive officers who are critical to the success of the Company.

     Total compensation for executive officers at the Company is a mixture of non-variable elements such as salary and benefits and variable elements such as short-term and long-term incentives. Total compensation can vary from year to year given the Company's considerable emphasis on the incentive compensation programs. Therefore, total compensation for executive officers at the Company is highly contingent on incentive plans which are themselves tied to the Company's financial performance.

     The Revenue Reconciliation Act of 1993 imposes a limit of $1,000,000 on annual compensation to certain executives or the corporation loses the ability to deduct compensation in excess of such amount, subject to certain exceptions. The Compensation Committee did not specifically design the Company's compensation program for 1997 to meet the requirements of the Act because the Compensation Committee does not believe that compensation payable to any executive officer during 1997 will result in any loss of deduction to the Company.

Specific Executive Compensation Programs

     In connection with setting executive compensation, the Compensation Committee reviews (a) the compensation paid to the executive in the preceding year against the executive officer's performance as outlined by the CEO and the President of the Company, (b) the results of operations of the Company for the year against the projected results of operations of the Company for the period, and (c) any other factor which the Committee deems relevant, in any applicable year, in assessing the performance of an executive (the "Compensation Criteria").

     The components of total compensation at the Company include salary, short-term and long-term incentives, benefits, and perquisites. The following commentary identifies the practices for each of these components.

Salary

     Salary serves as the foundation for the Company's total compensation program. Salaries have been established for all positions including executive officers. Salaries are based on competitive pay practices and on the Company's assessment of the importance of the position. Certain executive officers have entered into employment agreements with the Company which provide for the payment of a pre-established base salary that is subject to an annual review by the entire Board for the purpose of considering possible increases in such salaries. See "Employment Contracts, Termination of Employment and Change-in-Control Arrangements" herein. Salary adjustments for all positions are considered at the beginning of each calendar year and are based on the Compensation Criteria.

Incentive Plans

     The Company awards cash bonuses to its executive officers as its short-term incentive plan. The cash bonus plan for executive officers is designed to reward the accomplishment of specific annual financial objectives. Awards, in the form of cash compensation, are made to plan participants based upon the Company's pre-tax income. Under the cash bonus plan, each executive officer is entitled to receive a cash bonus in an amount equal to 20% of base salary if the Company earned a pre-determined target amount of pre-tax income (the "Target Income") for the year ended December 31, 1996. In addition, executive officers are entitled to receive an aggregate cash bonus in an amount equal to 10% of pre-tax income in excess of the Target Income. The maximum cash bonus an executive officer may receive is limited to 60% of base salary.

     The Company uses a stock compensation plan as its long-term incentive plan. The purpose of this plan is to motivate and reward long-term performance defined as the creation of stockholder value and the achievement of consistent, long-term return on equity goals.

     The stock option plan relates a significant portion of executive compensation to increases in stockholder value. The plan promotes increased ownership of Common Stock by executives, as well as providing a meaningful compensation opportunity when shares are sold at a price in excess of the exercise price.

     All grants under the option plan are made at fair market value as of the date of grant. The number of options granted to each executive officer is based on the Compensation Criteria and on the potential long-term value of any options granted and the total number of options to be granted in any year as a percentage of total shares outstanding.

Benefits and Perquisites

     The Company's executives participate in the same benefit program as applies to all employees of the Company. There are no additional insurance programs or welfare benefits for executives. Any perquisites for executives are business related and are intended to allow the executive to operate in as efficient a manner as possible.

Summary

     The Compensation Committee believes that the Company's overall executive compensation program has performed well in attracting, retaining and rewarding executives.

                              COMPENSATION COMMITTEE

                              Marcel Dutil, Pierre Desjardins,
                              Paul Gobeil

Executive Compensation

     The following table sets forth information for each of the three years ended December 31, 1996, concerning compensation for services in all capacities awarded to, earned by or paid to
(i) the chief executive officer, and (ii) the other executive officers of the Company who earned more than $ 100,000 during 1996 (collectively, the "Named Executives").

                           Summary Compensation Table


                                                                                           Long-Term Compensation
                                                        Annual Compensation                   Awards           Payouts
                                                                         Other                     Securities            All
                                                                         Annual                    Underlying            Other
                                                                        Compensa-   Restricted      Options/    LTIP     Compen-
                                                                         tion(1)    Stock Awards    SARs(2)    Payouts   sation
Name and Principal Position           Year    Salary ($)   Bonus($)        ($)          ($)           (#)        ($)       ($)
Marc Guindon..................        1996    $200,000     $      0        N/A           N/A            -        N/A       N/A
  Chairman of the                     1995     200,000            0        N/A           N/A            -        N/A       N/A
  Board and Director                  1994     150,000       67,150        N/A           N/A          N/A        N/A       N/A

Pierre Desjardins.............        1996     100,000          N/A        N/A           N/A      225,000        N/A       N/A
  President and Chief                 1995           0            0        N/A           N/A            -        N/A       N/A
  Executive Officer                   1994           0            0        N/A           N/A            -        N/A       N/A

Homer N. Holden...............        1996     110,000            0          A           N/A       30,000        N/A       N/A
  Vice President-                     1995     110,000            0          A           N/A            -        N/A       N/A
  Research and Product                1994     110,000       26,900        N/A           N/A       50,000        N/A       N/A
  Development

_______________

"N/A" indicates that the column is not applicable because no compensation of the category required to be disclosed in the column was received.

"A" indicates that the column is applicable but that no amount is required to be disclosed.

(1) The costs of certain perquisites and other personal benefits are not included because they did not exceed, in the case of each Named Executive, the lesser of $50,000 or 10% of the total of annual salary and bonus reported in the columns above.

(2) Indicates number of shares for which options were granted under the Stock Compensation Plan during the applicable periods. Grant information for 1994 represents grants made in March 1994, in connection with the initial public offering (the "Offering") by the Company, and grant information for 1996 represents grants made in April 1996.

     The following table sets forth information concerning grants of stock options for the fiscal year ended December 31, 1996 to the named executive officers.

              Option/SAR Grants in Last Fiscal Year



                           Individual Grants
                         Number of   % of Total
                        Securities    Options/                             Potential Realizable
                        Underlying      SARs                                Value at Assumed
                         Options/    Granted to   Exercise                   Annual Rates of
                           SARs       Employees    or Base                 Price Appreciation
                        Granted(1)    in Fiscal   Price(2)   Expiration      for Option Term
                            (#)         Year       ($/Sh)       Date      5%($)(3)   10%($)(3)
Marc Guindon.........        0           N/A        N/A         N/A          N/A        N/A
Pierre Desjardins(4).      225,000      46.88      $2.88      9/03/01      $179,030   $395,610
Homer N. Holden(5)...       30,000       6.25       2.50      4/19/06        47,167    119,531
_____________________

(1) All amounts represent incentive stock options; no SARs or SARs granted in tandem with options were granted during 1996. Options are not exercisable following an optionee's voluntary termination of employment other than by reason of retirement or disability. The options to acquire 30,000 shares of Common Stock were issued to Mr. Holden under the terms of the 1994 Plan. The options issued to Mr. Desjardins were not issued under the 1994 Plan.

(2) In the case of each option grant, the exercise price per share is equal to the fair market value on the date the option was granted. The exercise price may be paid in cash, in shares of Common Stock valued at fair market value on the date of exercise or pursuant to a cashless exercise procedure under which the optionee provides irrevocable instructions to a brokerage firm to sell the purchased shares and to remit to the Company, out of the sale proceeds, an amount equal to the exercise price plus all applicable withholding taxes.

(3) The dollar amounts set forth under these columns are the result of calculations made at the 5% and 10% appreciation rates set forth in Securities and Exchange Commission regulations and are not intended to indicate future price appreciation, if any, of the Common Stock.

(4) The options granted have a term of five years from the date of grant. Options vest at the rate of one-third per year for three consecutive years, beginning one year from the date of grant.

(5)  Options have a term of ten years from the date of grant.
     Options vest at the rate of 20% per year for five consecutive years beginning one year from the date of grant.

     The following table sets forth information concerning the exercise of options to purchase shares of Common Stock by the Named Executives during the fiscal year ended December 31, 1996, as well as the number of securities underlying unexercised options and potential value of unexercised options (both options which are presently exercisable and options which are not presently exercisable) as of December 31, 1996.

               Aggregated Option/SAR Exercises in Last Fiscal Year
                     and Fiscal Year-End Option/SAR Value(1)

                                                          Number of         Value of
                                                          Securities        Unexercised
                                                          Underlying        In-the-Money
                                                          Options/SARs at   Options/SARs at
                                                          Fiscal Year-End   Fiscal Year-End
                                                              (#)                 ($)(2)
                       Shares Acquired   Value Realized   Exercisable/      Exercisable/
     Name              on Exercise(#)          ($)         Unexercisable     Unexercisable
Marc Guindon.........         0                 0               0/0               0/0
Pierre Desjardins....         0                 0            0/225,000         0/111,375
Homer N. Holden......         0                 0          20,000/60,000       0/ 26,250

_____________________

(1) All amounts represent stock options. No SARs or SARs granted in tandem with stock options were either exercised during 1996 or outstanding at fiscal year-end 1996.
(2) "In-the-money options" are stock options with respect to which the market value of the underlying shares of Common Stock exceeded the exercise price at December 31, 1996. The value of such options is determined by subtracting the aggregate exercise price for such options from the aggregate fair market value of the underlying shares of Common Stock on December 31, 1996.

Employment Contracts, Termination of Employment and Change-in-
Control Arrangements

     As of September 3, 1996, the Company entered into an Employment Agreement with Pierre Desjardins under which
Mr. Desjardins serves as President and Chief Executive Officer of the Company. The initial term of the Employment Agreement is three years, subject to an automatic one year extension on each anniversary date thereof, unless the Company gives written notice to Mr. Desjardins of an intention not to renew. Mr. Desjardins will receive an annual base salary of $300,000 per year under the Employment Agreement. The Employment Agreement also provides for the award of options to purchase 225,000 shares of Common Stock. The Company may terminate the Employment Agreement for cause. In the event the Company terminates the Employment Agreement without cause (as defined in the Employment Agreement), Mr. Desjardins is entitled to, among other things, an amount equal to the total salary due for the unexpired term of the Employment Agreement.

     In 1994, the Company entered into Employment Agreements with Marc Guindon and Homer N. Holden. Mr. Guindon originally agreed to serve as Chairman of the Board and Chief Executive Officer under this Employment Agreement, but by mutual agreement, Mr. Guindon now serves exclusively as Chairman of the Board. Homer N. Holden serves as Vice President of Research and Product Development under his Employment Agreement. The initial term of each Employment Agreement is three years, subject to an automatic one year extension on each anniversary date thereof, unless either party gives notice to the other of an intention not to renew. In accordance with the terms of the Employment Agreements, the Company paid, in 1996, an annual base salary of $200,000 to Mr. Guindon and $110,000 to Mr. Holden. The Employment Agreements provide for an annual review by the Board of the executives' base salaries for purposes of considering possible increases thereto. The Employment Agreements also provide for the payment of bonuses and the award of stock options in such amounts as shall be determined by the Board. In addition, in the event of termination by the Company of an executive as a result of disability or without cause (as defined in the Employment Agreements), the terminated executive is entitled to continued payments of his base salary for a period not to exceed the lesser of: (a) six (6) months or (b) the date of the executive's death, which amount will be offset by any payments received by the executive under any disability plan sponsored by the Company. The Employment Agreements also contain certain confidentiality, non-competition and non-solicitation provisions. Neither Employment Agreement contains a change-in - control provision.

Additional Information Regarding Directors and Officers

     Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Company's directors and officers, and any persons owning ten percent or more of the Common Stock, to file in their personal capacities initial statements of beneficial ownership, statements of changes in beneficial ownership and annual statements of beneficial ownership with the Securities and Exchange Commission (the "SEC"). Persons filing such beneficial ownership statements are required by SEC regulation to furnish the Company with copies of all such statements filed with the SEC. The rules of the SEC regarding the filing of such statements require that "late filings" of such statements be disclosed in the Company's proxy statement. Based solely on the Company's review of any copies of such statements it received and on written representations from directors and officers, the Company believes that all such statements were timely filed in 1996.

Compensation Committee Interlocks and Insider Participation

     Mr. Pierre Desjardins, President and Chief Executive Officer of the Company, serves as a member of the Compensation Committee, although he does not participate in or vote on matters concerning his own benefits or awards. The Board of Directors believes that Mr. Desjardins' position with the Company provides him with perspective valuable to the Compensation Committee in connection with performance of its duties.

Performance Graph

     The following graph compares the percentage change in the cumulative total stockholder return on the Company's Common Stock against the cumulative total return on the Nasdaq Market Value Index and the Peer Group Index for the periods indicated.
Because there was no public market for the Common Stock prior to the Offering, information is presented only for the period from February 25, 1994 (the date the Common Stock commenced trading on the Nasdaq Stock Market) through December 31, 1996. The graph assumes an initial investment of $ 100.00 with dividends, if any, reinvested over the periods indicated.

                             [graph]

                                            Fiscal Year Ended
                              1994      1994      1995      1996

The Company                  100.00    86.42      39.51    33.33
Peer Group Index (1)         100.00    86.53     100.31   145.22
NASDAQ Market Value Index    100.00    97.21     126.09   156.68

(1) The Peer Group Index consists of those companies that comprise Media General Industry Group Index 083 Other Business and Institutional Equipment. The composition of the Peer Group Index is as follows: Educational Dev CP, Hon Ind, Inc., Jansko, Inc., Kimbal International B, Lear Seating Co., Micro General CP, Miller Herman, Inc., Mity Lite, Inc., Norwood Promotional Prod., Plasti-Line, Inc., Tab Products Co., Virco Manufacturing CP., Winsloew Furniture, Inc.

                          MATTER NO. 2
            PROPOSAL TO REINCORPORATE IN PENNSYLVANIA

General

     The stockholders of the Company are being asked to approve and adopt the Agreement and Plan of Merger (the "Merger Agreement") pursuant to which the Company will change its state of incorporation from Delaware to Pennsylvania by means of a merger (the "Merger") of the Company with and into a newly-formed Pennsylvania corporation, TCI New Corp., which is a wholly-owned subsidiary of the Company (the "Pennsylvania Corporation"). A copy of the Merger Agreement is attached as Exhibit A to this Proxy Statement.

     In accordance with the Merger Agreement, each share of Common Stock will be automatically converted into one share of the common stock of the Pennsylvania Corporation (the "Common Shares"). After the Merger, the capital structure of the Pennsylvania Corporation will be identical to the present capital structure of the Company. See "Conversion of Shares," below.

     Upon completion of the Merger, the separate existence of the Company will terminate and the Pennsylvania Corporation will succeed to and engage in the Company's business. The Merger will have no effect on the conduct of the daily business operations of the Company, the location of its principal executive offices, or its management. See "No Change in Business Plan, Management, Assets, Liabilities or Net Worth."

     The internal affairs of the Pennsylvania Corporation will be governed by the Articles of Incorporation (the "New Articles") and the Bylaws (the "New Bylaws") of the Pennsylvania Corporation and by Pennsylvania law. The New Articles and the New Bylaws appear as attachments to Exhibit A, the Merger Agreement. For a description of certain differences between the provisions of the Company's existing Certificate of Incorporation and Bylaws and the New Articles and New Bylaws, see "Certain Differences Between the Corporation Statutes of Delaware and Pennsylvania" below.

Principal Reasons for the Reincorporation

        The Company expects, by reason of the reincorporation,
(i) to reduce the Company's state tax liability and, (ii) because of the different standards of fiduciary duties applicable to directors and officers under Pennsylvania and Delaware law and the resulting decrease in the potential liability of directors by reason of reincorporation in Pennsylvania, to ultimately reduce the premiums the Company pays for directors' and officers' liability insurance.

     The primary reason for originally incorporating in Delaware in 1986 as opposed to Pennsylvania was to take advantage of the modern and less restrictive provisions of the Delaware General Corporation Law ("DGCL"). However, the adoption of Pennsylvania's new Business Corporation Law of 1988, as amended ("PBCL"), affords Pennsylvania-domiciled corporations substantial flexibility and other advantages over the DGCL. As a result, the primary reason for a corporation headquartered in Pennsylvania to be incorporated in Delaware has been substantially eliminated.
In addition, the Company will be conforming its legal residence to its actual residence. The Company's executive offices are located in Oaks, Pennsylvania.

     The Board of Directors of the Company believes that, in view of earnings expected from tax reductions and reduced director and officer liability insurance premiums, the location of the Company's principal executive offices in Pennsylvania, and the modernization of the PBCL in recent years, the interests of the Company will be better served by changing the Company's state of incorporation from Delaware to Pennsylvania.

Conversion of Shares

     The Company's Certificate of Incorporation authorizes the issuance of up to 20,000,000 shares of Common Stock and up to 1,000 shares of preferred stock, par value $.01 per share (the "Preferred Stock"). As of February 28, 1997, 4,641,600 shares of Common Stock and no shares of Preferred Stock were issued and outstanding.

     The New Articles authorize the issuance of up to 20,000,000 shares of common stock, par value $.01 per share, and 1,000 shares of preferred stock, par value $.01 per share, of the Pennsylvania Corporation.

     At the time the Merger becomes effective, each outstanding share of Common Stock of the Company, par value $.01 per share, will automatically be converted on a one-for-one basis into Common Shares, par value $.01 per share, of the Pennsylvania Corporation. Such conversion of shares will not result in any change in the present ownership of shares of stock of the Company. All shares of Common Stock held in treasury will be cancelled. Upon completion of the merger, there will be 4,641,600 shares of common stock and no shares of preferred stock of the Pennsylvania Corporation issued and outstanding.

     After the Merger, certificates that previously represented shares of Common Stock will be deemed to represent an equal number of Common Shares. Certificates that previously represented Common Stock will be replaced by certificates representing Common Shares only when submitted to the transfer agent with a request that they be so replaced or when they are presented for transfer.

IT WILL NOT BE NECESSARY FOR THE STOCKHOLDERS OF THE COMPANY TO
EXCHANGE THEIR EXISTING CERTIFICATES FOR NEW CERTIFICATES
REPRESENTING COMMON SHARES OF THE PENNSYLVANIA CORPORATION.

Corporation Employee Benefit Plans

     The Company's employee benefit plans will not be changed in any material respect by the Merger. For example, the options to acquire Common Stock under the Company's 1994 Stock Option Plan which are outstanding immediately prior to the Merger will be converted into options to purchase the same number of Common Shares on the same terms and conditions as those in effect immediately prior to the Merger, and future options granted under such plan or similar plans will be for Common Shares.

Trading of Pennsylvania Common Shares

     After the Merger, the Pennsylvania Corporation will be a publicly held company, its Common Shares will be quoted on the NASDAQ National Market System under the "TCIX" ticker symbol (which quotation is a condition of the Merger) and it will file with the SEC and provide to its shareholders the same type of information that the Company has previously filed and provided. Stockholders whose Common Stock is fully tradable before the Merger will receive freely tradable Common Shares of the Pennsylvania Corporation shares. Stockholders holding restricted stock of the Company will be subject to the same restrictions on transfer as those to which their present shares of stock in the Company are subject. For purposes of computing compliance with the holding period of SEC Rule 144, shareholders will be deemed to have acquired their shares in the Pennsylvania Corporation on the date they acquired their shares in the Company. In summary, the Pennsylvania Corporation and its shareholders will be in the same respective position under the federal securities laws after the Merger as were the Company and its stockholders prior to the Merger.

No Change in Business Plan, Management, Assets, Liabilities or
Net Worth

     The proposed reincorporation will not result in any change in the business, assets, liabilities or net worth of the Company. Upon completion of the Merger, the name of the Pennsylvania Corporation will be Total Containment, Inc. After the Merger, the Board of Directors of the Pennsylvania Corporation will be comprised of those persons elected to the Board of Directors of the Company at the Annual Meeting and the other members of the Company's Board whose terms of office do not expire at the Annual Meeting. The persons then holding office as directors of the Company will continue to hold such office as directors of the Pennsylvania Corporation for the same terms for which they would otherwise serve as directors of the Company.

     The persons who currently serve as executive officers of the Company will serve as executive officers of the Pennsylvania
Corporation after the Merger.

Effective Date

     The Merger will take effect on the date specified in Articles of Merger to be filed with the Department of State of the Commonwealth of Pennsylvania (the "Effective Date"), which date is anticipated to be as soon as practicable following the adoption and approval of the Merger Agreement by the stockholders of the Company, subject to the terms and conditions of the Merger Agreement.

Amendments, Deferral or Termination of the Merger Agreement

     The Merger Agreement provides that the Boards of Directors of the Company and the Pennsylvania Corporation may amend, modify or supplement the Merger Agreement prior to or after approval of the Merger by the stockholders of the Company, but not later than the Effective Date, except that no such amendment, modification or supplement may be made which is not approved by such stockholders if, in the judgment of the Board of Directors of the Company, it would have a materially adverse effect upon the rights of such stockholders.

     The Merger Agreement also provides that the Board of Directors of the Company may terminate and abandon the Merger or may defer its consummation for a reasonable period, notwithstanding stockholder approval, if in the opinion of the Board of Directors such action would be in the best interests of the Company and its stockholders.

Certain Federal Income Tax Consequences

     It is a condition to the consummation of the Merger that the Company receive an opinion of tax counsel satisfactory to the Company to the effect that, on the basis of facts and assumptions set forth in such opinion, for federal income tax purposes:

          1. no gain or loss will be recognized by the Company, the Pennsylvania Corporation or stockholders of the Company by reason of the completion of the Merger.

          2. each shareholder's tax basis in the Common Shares into which his or her Common Stock is converted will be the same as the tax basis of the Common Stock held by the stockholder immediately prior to the completion of the Merger, and

          3. a stockholder who holds Common Stock as a capital asset will include in his or her holding period for the Common
Shares the period during which the stockholder held the Common
Stock converted into such Common Shares.

     No information is provided herein as to the state, local or foreign tax consequences of the Merger. The federal income tax discussion set forth above is for general information only. EACH STOCKHOLDER IS URGED TO CONSULT HIS OR HER OWN TAX ADVISOR AS TO THESE AND ANY OTHER TAX CONSEQUENCES OF THE MERGER.

Accounting Treatment

     For financial reporting purposes, the Merger will be accounted for in a manner substantially identical to a pooling of interests. Accordingly, the Pennsylvania Corporation will succeed to all of the financial attributes of the Company.

Federal and State Regulatory Requirements

     There are no federal or state regulatory requirements with which the Company must comply, or federal or state approvals which must be obtained by the Company in connection with the Merger.

Charter and Bylaws

     Upon effecting the reincorporation, the internal corporate affairs of the Pennsylvania Corporation will be governed by the New Articles and New Bylaws. The New Articles and the New Bylaws will be similar in certain respects to the existing Certificate of Incorporation and Bylaws of the Company, but will also differ in certain respects due to differences in the corporation statutes of the two states, as discussed below.

Certain Differences Between the Corporation Statutes of Delaware and Pennsylvania

     Although the DGCL and the PBCL are similar in many respects, there are a number of differences between the two statutes which should be carefully considered by the stockholders in evaluating the proposed Merger. The following summary, which sets forth certain material differences between the two statutes, does not purport to be a complete statement of all differences between the DGCL and the PBCL, nor does it purport to be a complete statement of the provisions of the two statutes which it compares.

     All statements contained in the following summary are qualified in their entirety by the laws of Delaware and Pennsylvania and reference is made to those laws for a complete statement of their provisions. Among the more significant differences affecting the rights, obligations and relationships between a corporation and its shareholders are the following:

     Fiduciary Duties of Directors. Both Delaware and Pennsylvania law provide that the board of directors has the ultimate responsibility for managing the business and affairs of a corporation. In discharging this function, directors of Pennsylvania and Delaware corporations owe fiduciary duties of care and loyalty to the corporations for which they serve as directors. Directors of Delaware corporations also owe fiduciary duties of care and loyalty to stockholders.

     The fiduciary duty provisions included in the PBCL, which would be applicable to the Pennsylvania Corporation, provide significantly broader discretion, and increased protection from liability, to directors in exercising their fiduciary duties, particularly in a change in control context.

     The following summarizes certain aspects of Pennsylvania and Delaware law, including the PBCL and the DGCL, as they relate to fiduciary duties of directors:

          Standard of Care

     A director of a Pennsylvania business corporation stands in a fiduciary relationship to the corporation (and, in contrast to Delaware, not, by statute, to shareholders) and must perform his duties as a director, in good faith, in a manner he reasonably believes to be in the best interests of the corporation and with such care, including reasonable inquiry, skill and diligence, as a person of ordinary prudence would use under similar circumstances.

     Delaware courts have held that the directors of a Delaware corporation are required to exercise an informed business judgment in the performance of their duties. An informed business judgment means that the directors have informed themselves of all material information reasonably available to them. Delaware courts have also imposed a heightened standard of conduct upon directors in matters involving a contest for control of the corporation.

          Justifiable Reliance

     In performing his duties, a director of a Pennsylvania business corporation is entitled to rely, in good faith, on information, opinions, reports or statements, including financial statements and other financial data, in each case prepared or presented by any of the following: (i) one or more officers or employees who the director reasonably believes to be reliable and competent in the matters presented; (ii) counsel, public accountants, investment bankers or other persons as to matters which the director reasonably believes to be within the professional competence of such person; and (iii) a committee of the board upon which he does not serve, duly designated in accordance with law, as to matters within its designated authority, which committee the director reasonably believes to merit confidence. A director will not be considered to be acting in good faith if he has knowledge concerning the matter in question which would cause his reliance to be unwarranted.

     A director of a Delaware corporation, in the performance of his duties, is fully protected in relying, in good faith, upon the records of the corporation and upon such information, opinions, reports or statements presented to the corporation by any of the corporation's officers or employees, or committees of the board of directors, or by any other person as to matters the member reasonably believes are within such other person's professional or expert competence and who has been selected with reasonable care by or on behalf of the corporation.

          Consideration of Factors

     The PBCL provides that in discharging the duties of their respective positions, the board of directors, committees of the board and individual directors of a Pennsylvania corporation may, in considering what is in the best interests of the corporation, consider, to the extent they deem appropriate (i) the effects of any action upon any or all groups affected by such action, including shareholders, employees, suppliers, customers and creditors of the corporation, and on communities served by the corporation, without prioritization of these constituencies,
(ii) the corporation's short-term and long-term interests, including benefits which may accrue to the corporation from its long-term plans and the possibility that these interests may be best served by the corporation's continued independence,
(iii) the resources, intent and conduct (past, stated and potential) of any person seeking to acquire control of the corporation, and (iv) all other pertinent factors. The DGCL does not contain any statutory provision permitting the board of directors, committees of the board and individual directors, when discharging the duties of their respective positions, to consider the interests of any constituencies other than the corporation or its stockholders.

     The board of directors, committees of the board and individual directors of a Pennsylvania corporation are not required, in considering what is in the corporation's best interests or the effects of any action on the corporation, to regard any corporate interest or the interests of any particular group affected by such action as a dominant or controlling interest or factor. Thus, unlike the laws of most other states (including Delaware), under Pennsylvania law, not only does a director of a Pennsylvania corporation owe a duty only to the corporation (and not to the shareholders), but in considering what is in the best interests of the corporation, may choose to subordinate the interests of shareholders to the interests of employees, suppliers, customers or creditors of the corporation or to the interests of the communities served by the corporation.

     In addition, the duty of the board of directors, committees of the board and individual directors of a Pennsylvania corporation may be enforced directly by the corporation or may be enforced by a shareholder, as such, by an action in the right of the corporation, but, unlike the law of other states (including Delaware), may not be enforced directly by a shareholder or by any other person or group.

          Specific Applications

     In exercising corporate powers, and in no way limiting their discretion, the fiduciary duty of directors of a Pennsylvania corporation does not require them to act solely because of the effect such action might have on an acquisition or potential or proposed acquisition of control of the corporation or the consideration which might be offered or paid to shareholders in such an acquisition. In particular, directors of a Pennsylvania corporation are not required to redeem rights issued under any shareholder rights plan, and under existing case law, have the statutory authority under the PBCL to "just say no" with respect to a potential or proposed acquisition of the corporation's shares.

     In contrast, Delaware courts have imposed a heightened standard of conduct upon directors of a Delaware corporation who take any action designed to defeat a threatened change in control of the corporation. The heightened standard has two elements. First, it must be demonstrated that there is some basis for a board to conclude that a proper corporate purpose is served by implementation of any defensive measure, and, second, that measure must be found reasonable in relation to the perceived threat posed by the change in control.

     In addition, under Delaware law, unlike Pennsylvania law, when the board of directors of a Delaware corporation approves the sale of the corporation, the board of directors may have a duty to obtain the highest value reasonably available to the stockholders.

          Presumption

        Under Pennsylvania law, absent a lack of good faith or self-dealing, any act of the board of directors, a committee of the board or an individual director is presumed to be in the corporation's best interests. In assessing whether a director of a Pennsylvania corporation has met his or her statutory duty of care, there is not any greater obligation to justify, or higher burden of proof with respect to, any act relating to or affecting an acquisition or potential or proposed acquisition of control of the corporation than is applied to any other action.

     Notwithstanding the preceding, any board action relating to or affecting an acquisition or potential or proposed acquisition of control which is approved by a majority of the corporation's "disinterested directors" (i.e., directors who (i) are not affiliated with the person seeking control and (ii) are not officers or employees of the corporation) is presumed to satisfy the statutory duty of care under Pennsylvania law, unless it is proven by clear and convincing evidence that the disinterested directors did not assent to such act in good faith, after reasonable investigation.

     Under Delaware law, it is presumed that the directors of a Delaware corporation acted on an informed basis, in good faith and in the honest belief that the action taken was in the best interest of the corporation. This presumption may be overcome, however, if it is shown by a preponderance of the evidence that the directors' decision involved a breach of fiduciary duty such as fraud, overreaching, lack of good faith, failure of the board to inform itself properly or actions by the board to entrench itself in office.

     The net effect of the differences between Pennsylvania and Delaware law is that the board of directors of a Pennsylvania corporation is afforded more discretion, and therefore more protection against liability, in connection with a decision to engage in, or decline to engage in, almost any transaction. This discretion even extends to accepting an offer to acquire the corporation at a price lower than a competing bid.

     Under the PBCL, a Pennsylvania corporation may elect an alternative fiduciary duty standard for its directors which is more similar to the standard applicable to the directors of a Delaware corporation under the DGCL. However, the Pennsylvania Corporation has elected not to adopt this alternative fiduciary duty standard.

     Limitation of Director Liability.  Both Delaware and
Pennsylvania law permit a corporation's certificate or articles of incorporation to limit a director's exposure to monetary liability for breach of fiduciary duty.

     The Company's Certificate of Incorporation currently eliminates a director's personal liability for monetary damages to the fullest extent permitted by Delaware law. Pursuant to Delaware law, this means that a director presently has no monetary liability except for liability for (i) breach of the duty of loyalty, (ii) acts or omissions not in good faith or constituting intentional misconduct or knowing violation of the law, (iii) declaration of an improper dividend or an improper redemption of stock, or (iv) any transaction from which the director derived an improper personal benefit.

     Similarly, the New Bylaws will eliminate a director's liability to the fullest extent permitted by Pennsylvania law. Pursuant to Pennsylvania law, this means that a director will have no monetary liability for any action taken or omitted unless
(i) the director breached or failed to perform his or her duties and (ii) the breach or failure to perform constitutes self-dealing, willful misconduct or recklessness. Under Pennsylvania law, a director will also remain personally liable where the responsibility or liability is pursuant to any criminal statute or is for the payment of taxes under Federal, State or local law.

     Indemnification. The Company's Bylaws presently require indemnification of its directors and officers to the fullest extent permitted under Delaware law. The New Bylaws provide for such indemnification to the fullest extent permitted by Pennsylvania law.

     Both Delaware and Pennsylvania law permit a corporation to indemnify any person involved in a third party action by reason of his being an officer or director of the corporation, against expenses, judgments, fines and settlement amounts paid in such third party action (and against expenses incurred in any derivative action), if such person acted in good faith and reasonably believed that his actions were in, or not opposed to, the best interests of the corporation and, with respect to any criminal proceeding, had no reasonable cause to believe that his conduct was unlawful. Furthermore, both states' laws provide that a corporation may advance expenses incurred in defending any action upon receipt of an undertaking by the person to repay the amount advanced if it is ultimately determined that such person is not entitled to indemnification.

     In general, no indemnification for expenses in derivative actions is permitted under either state law where the person has been adjudged liable to the corporation, unless a court finds him entitled to such indemnification. If, however, the person has been successful in defending a third party or derivative action, indemnification for expenses incurred is mandatory under both states' laws.

     In both states the statutory provisions for indemnification are non-exclusive with respect to any other rights, such as contractual rights (and, in the case of a Pennsylvania corporation, under any bylaw, vote of shareholders, vote of disinterested directors or otherwise), to which a person seeking indemnification may be entitled. Unlike Delaware law, however, Pennsylvania law expressly permits such contractual or other rights to provide for indemnification against judgments and settlements paid in a derivative action unless a court determines that the act or omission giving rise to the claim for indemnification constituted willful misconduct or recklessness. The New Bylaws incorporate this broader right to indemnification in the context of derivative actions.

     Anti-takeover Laws. Chapter 25 of the PBCL contains certain "anti-takeover" provisions which apply to a "registered corporation," unless the registered corporation elects not to be governed by such provisions. The Pennsylvania Corporation will be a "registered corporation" within the meaning of Chapter 25 of the PBCL because the common stock of the Pennsylvania Corporation is entitled to vote generally in the election of directors and will be registered under the Exchange Act. The relevant provisions are contained in Subchapters 25E through 25H of the PBCL.

     Subchapter 25E of the PBCL (relating to control transactions) provides that if any person or group acquires 20% or more of the voting power of a covered corporation, the remaining shareholders may demand from such person or group the fair value of their shares, including a proportionate amount of any control premium.

     Subchapter 25F of the PBCL (relating to business combinations) delays for five years and imposes conditions upon "business combinations" between an "interested shareholder" and the corporation. The term "business combination" is defined broadly to include various transactions utilizing a corporation's assets for purchase price amortization or refinancing purposes. For this purpose, an "interested shareholder" is defined generally as the beneficial owner of at least 20% of a corporation's voting shares.

     Subchapter 25G of the PBCL (relating to control-share acquisitions) prevents a person who has acquired 20% or more of the voting power of a covered corporation from voting such shares unless the "disinterested" shareholders approve such voting rights. Failure to obtain such approval exposes the owner to the risk of a forced sale of the shares to the issuer.

     Subchapter 25H of the PBCL (relating to disgorgement) applies in the event that (i) any person or group publicly discloses that the person or group may acquire control of the corporation or (ii) a person or group acquires (or publicly discloses an offer or intent to acquire) 20% or more of the voting power of the corporation and, in either case, sells shares within 18 months thereafter. Any profits from sales of equity securities of the corporation by the person or group during such 18-month period belong to the corporation if the securities that were sold were acquired during the 18-month period or within 24 months prior thereto.

     Subchapter 25I (relating to severance payments) of the PBCL provides for a minimum severance payment to certain employees terminated within two years of the approval of a control-share acquisition under Subchapter 25G of the PBCL. Subchapter 25J (relating to labor contracts) of the PBCL prohibits, in connection with a control-share acquisition under Subchapter 25G of the PBCL, the abrogation of certain labor contracts, if any, prior to their stated date of expiration.

     Subchapters 25E through 25H of the PBCL contain a wide variety of transactional and status exemptions, exclusions and safe harbors. As permitted under the PBCL, the Pennsylvania Corporation has opted out of the provisions of Subchapters 25E (relating to control transactions), 25F (relating to business combinations), 25G (relating to control-share acquisitions) and 25H (relating to disgorgement). As a result of the Company opting out of Subchapter 25G (relating to control-share acquisitions) the Pennsylvania Corporation is not subject to Subchapter 25I (relating to severance payments) or Subchapter 25J (relating to labor contracts). Such action can be reversed under certain circumstances.

     Amendments to Charter. Under Delaware law, amending the Certificate of Incorporation of the Company requires the approval of the holders of a majority of the shares entitled to vote. Pennsylvania law only requires the affirmative vote of a majority of the votes actually cast on a proposed amendment at a meeting at which a quorum is present, unless the articles require a greater percentage. Pennsylvania law also eliminates the need for shareholder approval of certain non-material amendments to the articles of incorporation. Thus, it will be easier under Pennsylvania law to adopt future amendments to the New Articles, except with respect to those provisions that may only be amended by super-majority vote.

     Mergers and Other Fundamental Transactions. Under Delaware law, fundamental corporate transactions (such as mergers, sales of all or substantially all of the corporation's assets, dissolutions, etc.) require the approval of the holders of a majority of the shares of the Company. Pennsylvania law reduces the approval threshold to a majority of the votes actually cast by the shareholders at a meeting at which a quorum is present. Delaware and Pennsylvania laws each permit a corporation to increase the minimum percentage vote required. The New Articles do not contain any super-majority vote requirements to approve any fundamental transaction.

     Issuance of Additional Shares of Capital Stock. The Company's Certificate of Incorporation authorizes the issuance of up to 20,000,000 shares of Common Stock and up to 1,000 shares of Preferred Stock. As of February 28, 1997, 4,641,600 shares of Common Stock and no shares of Preferred Stock were issued and outstanding.

     The New Articles authorize the issuance of up to 20,000,000 shares of common stock, par value $.01 per share, and 1,000 shares of preferred stock, par value $.01 per share, of the Pennsylvania Corporation. Upon completion of the merger, there will be 4,641,600 shares of common stock and no shares of preferred stock of the Pennsylvania Corporation issued and outstanding.

     The Board of Directors of the Company may, without further action by the Company's stockholders (except as may be required under NASD rules), from time to time, direct the issuance of additional shares of Common Stock. In addition, the Company's Board of Directors may, without further action by the Company's stockholders, from time to time, direct the issuance of Preferred Stock in series and may, at the time of issuance, determine the rights, preferences and limitations of each series.

     The Board of Directors of the Pennsylvania Corporation has the same authority as the Board of Directors of the Company with respect to the issuance of additional shares of common stock and preferred stock of the Pennsylvania Corporation.

     Preemptive Rights. Holders of the Common Stock are not entitled to preemptive rights, and, after completion of the Merger, holders of the Common Shares will not be entitled to preemptive rights.

     Dividends.  Delaware law permits dividends to be paid out of
(i) surplus (the excess of net assets of the corporation over capital), or (ii) net profits for the current or immediately preceding fiscal year, unless the net assets are less than the capital of any outstanding preferred stock. Pennsylvania law permits the payment of dividends unless they would render the corporation insolvent, meaning either (i) the corporation would be unable to pay its debts as they become due in the ordinary course of business, or (ii) the total assets of the corporation would be less than the sum of its total liabilities plus the amount that would be needed upon dissolution of the corporation to pay the holders of shares having a liquidation preference.

     Stock Repurchases. Under Delaware law, a corporation may not purchase or redeem its own shares when the capital of the corporation is impaired or when such purchase or redemption would cause an impairment of the capital of the corporation. A Delaware corporation may, however, purchase or redeem out of capital any of its preferred shares if such shares will be retired upon acquisition, thereby reducing the capital of the corporation. In contrast, Pennsylvania law permits a corporation to redeem any and all classes of its shares and treats such redemption or repurchase like a dividend, subject to the same limitations described under "Dividends."

     Voting Rights. Under Delaware law cumulative voting in the election of directors is only permitted if expressly authorized in a corporation's charter. The Certificate of Incorporation of the Corporation does not authorize cumulative voting. Under Pennsylvania law, however, shareholders automatically have cumulative voting rights unless the Pennsylvania charter provides otherwise. Therefore, in order to maintain the status quo, the New Articles state expressly that shareholders do not have cumulative voting rights.

     Appraisal or Dissenters' Rights. The rights of stockholders to demand payment in cash by a corporation of the fair value of their shares under certain circumstances are called appraisal rights under the DGCL and dissenters' rights under the PBCL. Delaware law does not afford appraisal rights to holders of shares which are either listed on a national securities exchange, quoted on the NASDAQ National Market System or held of record by more than 2,000 stockholders when the plan of merger or consolidation converts such shares into stock of the surviving corporation (such as the Pennsylvania Corporation in the case of the Merger) or stock of another corporation which is either listed on a national securities exchange, quoted on the NASDAQ National Market System or held of record by more than 2,000 stockholders. For this reason, stockholders of the Company will not have appraisal rights in connection with the Merger. Pennsylvania law with respect to dissenters' rights is similar to Delaware law regarding appraisal rights, except that Pennsylvania law provides dissenters' rights to holders of shares which are quoted on the NASDAQ National Market System unless such shares are held of record by more than 2,000 shareholders or listed on a national securities exchange. As a result of the Merger, until the Pennsylvania Corporation has more than 2,000 shareholders of record or the Pennsylvania Corporation's shares are listed on a national securities exchange, such as the Philadelphia Stock Exchange, shareholders of the Pennsylvania Corporation will have dissenters' rights with respect to certain corporate actions, including mergers, consolidations or share exchanges, which they did not have as stockholders of the Company.

     The definition of "fair value" in payment for shares upon exercise of appraisal or dissenters' rights is substantially identical under both states' laws. Any valuation methods may be used which are generally acceptable in the financial community.

     APPRAISAL RIGHTS ARE NOT AVAILABLE TO HOLDERS OF THE COMMON
STOCK OF THE COMPANY WITH RESPECT TO THE MERGER OF THE COMPANY
INTO THE PENNSYLVANIA CORPORATION.

        Amendments to Bylaws. Under Delaware law, if the certificate of incorporation confers on the board of directors the power to amend the Bylaws, as does the Corporation's Certificate of Incorporation, the DGCL does not limit the power of the board to make changes in the Bylaws. Under Pennsylvania law, however, the board's power to adopt or amend Bylaw provisions on specified subjects is limited absent a contrary provision in the Bylaws. In order to maintain the existing power of the Corporation's board to amend its Bylaws, the New Bylaws expressly authorize the board to amend the New Bylaws, subject to the power of shareholders to change such action.

        Under Delaware law, a corporation's Bylaws may be amended by the stockholders at any annual meeting, without the need to obtain the consent of the board of directors or to give prior notice that such action would be taken at the meeting. Pennsylvania law is more restrictive because it requires that a copy of any proposed amendment to the Bylaws, or a summary thereof, be included with the notice of the meeting at which the shareholders wish to amend a Pennsylvania corporation's Bylaws. This difference in the two laws will not initially affect the stockholders of the Company since both the Bylaws of the Company and New Bylaws of the Pennsylvania Corporation require that shareholders provide advance notice of any matter they wish to submit to a vote of shareholders at any annual or special meeting.

     Action by Written Consent. Delaware law permits a majority of shareholders to consent in writing to any action without a meeting. With respect to registered corporations, such as the Corporation, Pennsylvania law also permits shareholder action by majority written consent, but only where the articles specifically authorize less than unanimous consent. To remain consistent, the New Articles will permit shareholder action by written consent of a majority of outstanding shares.

     Special Meeting of Shareholders. Both Delaware and Pennsylvania laws permit a special meeting of the shareholders to be called by the board of directors or such other person as may be authorized by the corporation's charter or bylaws. Pennsylvania law, however, explicitly states that shareholders of a registered corporation, such as the Pennsylvania Corporation, shall not have a statutory right to call special meetings. The New Articles provide, as do the Company's Bylaws, that special meetings of the shareholders may only be called by (i) the Chief Executive Officer of the Pennsylvania Corporation, (ii) the Executive Committee of the Board of Directors of the Pennsylvania Corporation, or (iii) a majority of the full Board of Directors of the Pennsylvania Corporation.

     Annual Meeting of Shareholders. Under Delaware law, if the annual meeting for the election of directors is not held on a designated date, the directors are required to cause such meeting to be held as soon thereafter as may be convenient. If they fail to do so for a period of 30 days after the designated date, or if no date has been designated, for a period of 13 months after the organization of the corporation or after its last annual meeting, the Court of Chancery may summarily order a meeting to be held upon application of any stockholder or director.

     Under Pennsylvania law, if the annual meeting of shareholders for election of directors is not called and held within six months after the designated time, any shareholder may call such meeting at any time thereafter without application to any court.

     Case Law and Court Systems. There is a substantial body of case law in Delaware interpreting the corporation laws of that state. A comparable body of judicial interpretations does not exist in Pennsylvania. Delaware also has established a system of Chancery Courts to adjudicate matters arising under the DGCL. Pennsylvania is considering, but has not yet established, an equivalent court system. As a result of these factors there may be less certainty as to the outcome of matters governed by the PBCL or by the New Articles or New Bylaws (and therefore it may be more difficult to obtain legal guidance as to such matters) than would be the case under Delaware law.

Vote Required

     Approval of the Merger Agreement requires the affirmative vote of a majority of the outstanding shares of Common Stock. Marcel Dutil, the beneficial owner of 2,649,000 shares (representing 57.07%) of the Common Stock has informed the Company that he intends to cause all of such shares to be voted for approval of the Merger Agreement.

     THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE
PROPOSED MERGER. All proxies will be voted "FOR" approval of the Merger unless a stockholder specifies to the contrary on such stockholder's proxy card.

                          MATTER NO. 3

                     Stock Compensation Plan

     General Information

          The Board of Directors believes that the Company's stock compensation programs constitute an important ingredient in the Company's policy of encouraging its executive management to increase their stake in the Company and, thus, to more significantly align the interests of management with those of the Company's stockholders.

          Stockholders have previously authorized grants of options to employees under the 1994 Stock Compensation Plan (the "1994 Plan"). However, the 1994 Plan is outdated in a number of respects due to recent amendments to the Securities Act of 1933, as amended, and the number of shares available for option grants thereunder is insufficient to provide options in accordance with the Company's policies.

          Therefore, subject to stockholder approval, on February 27, 1997, the Board of Directors of the Company approved and adopted the 1997 Stock Compensation Plan in the form attached to this Proxy Statement as Exhibit "B" (the "1997 Plan"). The 1997 Plan is substantially identical to the 1994 Plan. The purpose of the 1997 Plan is to provide incentive compensation opportunities for selected officers and key employees of the Company. The 1997 Plan is intended to advance the interests of the Company and its stockholders by giving participants a proprietary and vested interest in the Company and an increased incentive to contribute to the success of the Company. The 1997 Plan will also aid the Company in attracting, retaining and encouraging competent and dedicated management level employees.

Summary of Proposed Plan

          The following summary of the 1997 Plan is qualified in its entirety by reference to the text of the 1997 Plan.

          The 1997 Plan authorizes the issuance of up to 400,000 shares of the Common Stock of the Company to employees of the Company and its subsidiaries. The number of shares authorized to be issued under the 1997 Plan and outstanding awards granted under the 1997 Plan are subject to adjustment in the event of stock dividends, stock splits and similar transactions. Awards may be granted in the form of nonqualified stock options, incentive stock options, stock appreciation rights. performance units and restricted stock. Shares which are issued pursuant to awards granted under the 1997 Plan will be authorized but previously unissued shares or treasury shares. Shares issuable pursuant to awards which by reason of the expiration, cancellation or other termination of awards prior to issuance are not issued will be available for issuance in connection with future awards, except that restricted shares that are forfeited after issuance will not be available for issuance pursuant to future awards. The 1997 Plan will be administered by the Stock Compensation Committee (the "Committee").

          Subject to the terms of the 1997 Plan and Board approval, the Committee has authority to determine the employees who will receive awards under the 1997 Plan, the number of shares which will be awarded under the 1997 Plan, and the time and frequency at which awards will be granted. Employees who are performing or who have been engaged to perform services of special importance to the management, operation or development of the Company and its subsidiaries are eligible to receive awards under the 1997 Plan. Members of the Board who are not employees are not eligible to receive awards under the 1997 Plan. Although it is anticipated that certain executive officers of the Company will participate in the 1997 Plan, this decision will be made by the Committee, subject to Board approval. The Committee has authority to grant awards of one type or of several types and in such combinations as the Committee may, in its discretion, determine, subject to Board approval. Each award granted under the 1997 Plan will be evidenced by an award agreement (an "Award Agreement") which will set forth the type of award, the terms and conditions of the award and the manner in which it may be exercised.

Amendments to Plan

          To the extent permitted by law and subject to certain limitations set forth in the 1997 Plan, the Board of Directors of the Company may amend, suspend or terminate the 1997 Plan at any time provided, however, that with respect to incentive stock options, no amendment may be adopted that will increase the number of shares reserved for awards under the 1997 Plan, change the option price, or change the provisions required for compliance with Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), and regulations issued thereunder. The amendment or termination of the 1997 Plan shall not, without the consent of the participant, alter or impair any rights or obligations under any award previously granted. In the event of a change in control of the Company (as defined in the 1997 Plan), the Committee may, in its discretion, provide for the acceleration of any time periods relating to the exercise or realization of any award, provide for the purchase of awards from participants, make adjustments to outstanding awards, or cause outstanding awards to be assumed or new rights of equivalent value to be substituted therefor by the successor corporation in any such change of control.

          The following is a summary of the terms and conditions of the awards which may be granted under the 1997 Plan:

          Nonqualified Stock Options: The option price of nonqualified stock options and the period during which each option may be exercised will be established by the Committee, subject to the limitation under the 1997 Plan that the exercise price of a nonqualified stock option may not be less than 100 percent of the fair market value of the shares on the day the option is granted. As of March 3, 1997, the closing price of the Company's Common Stock as reported on the Nasdaq National Market System was $2.625.

          Unless otherwise provided in an Award Agreement, a nonqualified stock option may be exercised by a participant only while he is an employee of the Company or a subsidiary, except in the case of death, disability or retirement. Upon the exercise of a nonqualified stock option, payment may be made in cash, in shares of the Common Stock, or by combination of cash and shares of Common Stock, unless otherwise provided in an Award Agreement. For federal income tax purposes, a participant who receives a nonqualified stock option will not recognize taxable income upon the grant of the option; however, upon exercise of a nonqualified stock option, the participant will recognize taxable income in an amount equal to the excess of the fair market value of the stock on the date the option is exercised over the price paid for the stock. The Company will be entitled to a deduction in the year of exercise in an amount equal to the amount of income recognized by the participant. The foregoing tax discussion is intended as a summary only and the federal income tax consequences to a participant and to the Company may vary from those described above, depending upon individual actions and circumstances.

          The Committee may in its discretion grant a reload option in connection with the grant of a nonqualified stock option. A reload option is a nonqualified stock option which entitles the participant to purchase from the Company a number of shares of Common Stock equal to the number of shares of Common Stock tendered to the Company in payment of the exercise price of an option. The exercise price of a reload option may not be less than 100 percent of the fair market value of the shares on the date on which the grant of the reload option becomes effective and a reload option must be exercised prior to the expiration of the term of the option in respect of which the grant of the reload option becomes effective.

          Incentive Stock Options: The Committee will fix the option price and the period during which each incentive stock option may be exercised, but in no case may the option price be less than 100 percent of the fair market value of the shares on the day an incentive stock option is granted. If the participant owns more than 10 percent of the total combined voting power of all classes of stock of the Company, the option price may not be less than 110 percent of the fair market value of the Common Stock on the day the incentive stock option is granted.

          An incentive stock option may not be exercised later than 10 years after the date it is granted. An incentive stock option may be exercised by a participant only while he is an employee of the Company or a subsidiary, except in the case of death, disability or retirement. Upon exercise of an incentive stock option, payment may be made in cash, in shares of Common Stock, or by a combination of cash and shares of Common Stock, unless otherwise provided in the Award Agreement.

          The Committee may, in its discretion, grant a reload option in connection with the grant of an incentive stock option.

          Incentive stock options granted under the 1997 Plan are intended to qualify as incentive stock options as defined in
Section 422 of the Code. Under the provisions of the Code, an employee who acquires stock through the exercise of an incentive stock option will not recognize taxable income upon either the grant of the option or upon the exercise of the option. For federal income tax purposes, if the stock acquired by the exercise of an incentive stock option is held until the later of:
(i) two years from the date of the grant, and (ii) one year from the date of exercise, any gain (or loss) recognized on the sale or exchange of the stock will be treated as long-term capital gain (or loss) and the Company will not be entitled to any deduction. If stock acquired by the exercise of an incentive stock option is sold or exchanged before the expiration of the required holding period, the participant will recognize ordinary income in the year of disposition in an amount equal to the difference between the option price and the lesser of: (i) the fair market value of the shares on the date of exercise, and (ii) the selling price. In addition, if the shares are sold or exchanged at a price which is greater than the fair market value of the shares on the date the option was exercised, the amount of the difference will be recognized as short-term or long-term capital gain, depending upon how long the shares were held prior to disposition. In the event of such a nonqualifying disposition, the Company will be entitled to a compensation expense deduction in the year in which the disposition occurs in an amount equal to the amount of ordinary income recognized by the participant. The foregoing tax discussion is intended as a summary only and the federal income tax consequences to a participant and to the Company may vary from those described above, depending upon individual actions and circumstances.

          Stock Appreciation Rights: A stock appreciation right entitles a participant to receive from the Company an amount equal to the positive difference between the fair market value of a share of Common Stock at the time an award is granted and the fair market value of a share of Common Stock on the date of exercise of the stock appreciation right or some percentage of such difference, as determined by the Committee. Stock appreciation rights may be granted in tandem with an option, in addition to an option, or may be freestanding and unrelated to an option.

          A stock appreciation right may not be exercised earlier than six months after the date of grant. Unless otherwise provided in an Award Agreement, a stock appreciation right must be exercised by a participant while he is an employee of the Company or a subsidiary, except in the case of death, disability or retirement. The Committee may determine whether a stock appreciation right will be settled in cash, in shares of the Company's Common Stock or in a combination of cash and shares of the Company's Common Stock.

          Performance Units: Performance units entitle a participant to earn a designated number shares of Common Stock or a designated dollar amount, based upon the achievement of performance goals established in advance by the Committee during a period of time established as a performance cycle by the Committee. At the expiration of a performance cycle, the Committee will determine the number of performance units which have been earned by a participant on the basis of performance in relation to established performance goals. Unless otherwise provided in an Award Agreement, payment for a performance unit may be made in cash, shares of Common Stock, shares of restricted stock issued under the 1997 Plan, or nonqualified stock options issued under the 1997 Plan with an aggregate discount from fair market value not in excess of the value of the earned performance unit with respect to which payment is being made, or by a combination of the foregoing. A participant must be an employee of the Company or a subsidiary at the end of a performance cycle in order to be entitled to payment of performance units, except that, in the case of death, disability or retirement, the Committee may in its discretion authorize payment with respect to some or all of the performance units.

          Restricted Stock: Restricted stock awards may be granted in such form as the Committee shall approve from time to time. The Committee shall determine the number of shares of restricted stock to be granted to a participant, the duration of the restricted period and the conditions under which the restricted stock will vest. Unless otherwise provided in an Award Agreement, if a participant ceases to be an employee during the restricted period for reasons other than death or disability, all then unvested shares of restricted stock will be forfeited. In the event of a participant's death or disability during the restricted period, the restrictions imposed will lapse and all shares of restricted stock will immediately vest.

          No grant of awards under the 1997 Plan has been made.

Recommendation of the Board of Directors

          THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR ADOPTION OF THE 1997 PLAN. The affirmative vote of a majority of the shares present, in person or by proxy, at the Annual Meeting is required to adopt the 1997 Plan. All proxies will be voted "FOR" adoption of the 1997 Plan unless a stockholder specifies to the contrary on such stockholder's proxy card.
                          MATTER NO. 4
              RATIFICATION OF INDEPENDENT AUDITORS

     The Board of Directors of the Company has appointed the firm of Price Waterhouse LLP, independent accountants, to provide auditing and accounting services for the Company and its subsidiary during fiscal year 1997. Such appointment is being submitted to stockholders for ratification.

     Price Waterhouse LLP has audited the books of account and financial statements of the Company since 1987. The Company has been advised that neither the firm nor any of its partners possesses any other material direct or indirect relationship with the Company, its subsidiaries or its officers or directors, in their capacities as such. Representatives of Price Waterhouse LLP are expected to attend the Annual Meeting, will be afforded an opportunity to make a statement, if they desire to do so, and will be available to respond to questions from stockholders.

     THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" RATIFICATION OF THE APPOINTMENT OF PRICE WATERHOUSE LLP AS THE COMPANY'S INDEPENDENT AUDITORS FOR THE 1997 FISCAL YEAR. The affirmative vote of a majority of the shares present, in person or by proxy, at the Annual Meeting is required to ratify the appointment. All proxies will be voted "FOR" ratification of the appointment unless a stockholder specifies to the contrary on such stockholder's proxy card.

                 STOCKHOLDER PROPOSALS FOR 1998

     Stockholders may propose matters for consideration at annual meetings of stockholders by notice in writing, delivered to or mailed and received by the Secretary of the Company or the Pennsylvania Corporation, as the case may be, not less than 30 days prior to such annual meeting, which notice must contain certain information specified in the Bylaws or the New Bylaws, as the case may be.

        The 1998 Annual Meeting of Stockholders of the Company or the Pennsylvania Corporation, as the case may be, will be held on or about April 17, 1998. Any stockholder desiring to submit a proposal to be considered for inclusion in the 1998 proxy materials must submit such proposal or proposals in writing, addressed to the Company or the Pennsylvania Corporation, as the case may be, at 422 Business Center, A130 North Drive, Oaks, Pennsylvania 19456, Attention: Secretary, on or before
December 1, 1997.

                          OTHER MATTERS

     The Board of Directors does not intend to bring any other matter before the Annual Meeting and is not presently informed of any other business which others may bring before the Annual Meeting. If any other matters should properly come before the Annual Meeting, or any adjournment or adjournments thereof, however, it is the intention of the persons named in the accompanying proxy to vote on such matters as they, in their discretion, may determine.

                              BY ORDER OF THE BOARD OF DIRECTORS


                              Jeffrey A. Boehmer, Secretary

March 31, 1997

           PLEASE SIGN, DATE AND MAIL YOUR PROXY NOW.

                                                  EXHIBIT "A"


                  AGREEMENT AND PLAN OF MERGER
                             BETWEEN
                     TOTAL CONTAINMENT, INC.
                    (a Delaware corporation)
                        AND TCI NEW CORP.
                  (a Pennsylvania corporation)


          AGREEMENT AND PLAN OF MERGER ("Agreement"), dated as of March 26, 1997, made by and between TOTAL CONTAINMENT, INC., a Delaware corporation ("TCI"), and TCI NEW CORP., a Pennsylvania corporation and wholly owned subsidiary of TCI ("Newco"), (which corporations are sometimes hereinafter collectively called the "Constituent Corporations").

                           WITNESSETH:

          WHEREAS, TCI has authority to issue 20,001,000 of capital stock, consisting of 20,000,000 common shares, par value
$.01 per share, and 1,000 preferred shares, par value $.01 per share (collectively, the "TCI Capital Stock"); and

          WHEREAS, Newco on the Effective Date (as hereinafter defined) will have the authority to issue 20,000,200 shares of capital stock, consisting of 20,000,000 common shares, par value $.01 per share (the "Common Shares"), and 1,000 Preferred Shares, par value $.01 per share (collectively, the "Newco Capital Stock"); and

          WHEREAS, the Board of Directors of each of the Constituent Corporations deems it advisable and in the best interests of each of the Constituent Corporations and its shareholder or stockholders that TCI be merged with and into Newco as permitted by the General Corporation Law of the State of Delaware ("DGCL") and the Business Corporation Law of 1988 of the Commonwealth of Pennsylvania ("PBCL") under and pursuant to the terms and conditions hereinafter set forth; and

          WHEREAS, the Board of Directors of each of the Constituent Corporations has approved this Agreement and directed that this Agreement be submitted to its stockholders or shareholders;

          NOW, THEREFORE, in consideration of the premises and the mutual agreements and covenants herein contained and in accordance with the applicable provisions of the DGCL and the PBCL, the parties hereto have agreed and covenanted, and do hereby agree and covenant, as follows:

                            ARTICLE I

            THE MERGER, THE SURVIVING CORPORATION AND
                       THE EFFECTIVE DATE

          1. As soon as practicable following the fulfillment (or waiver, to the extent permitted therein) of the conditions specified in Article IV hereof, taking into consideration the closing of accounting periods, TCI shall be merged with and into Newco (the "Merger") and Newco shall survive the Merger.

          2. The date on which the Merger occurs and becomes effective is hereinafter called the Effective Date. The Merger shall occur and be effective on the hour and on the date set forth as the effective date in Articles of Merger incorporating this Agreement filed in the Department of State of the Commonwealth of Pennsylvania as provided in Subchapter 19C (relating to merger, consolidation, share exchanges and sale of assets) of the PBCL, if prior thereto a duly certified, executed and acknowledged copy of this Agreement or certificate of merger with respect thereto has been filed with the Secretary of State of Delaware as provided in Sections 103 and 252 of the DGCL.

          3. Newco, as the surviving corporation (the "Surviving Corporation"), shall continue its corporate existence under the laws of the Commonwealth of Pennsylvania. On the Effective Date, the separate existence and corporate organization of TCI, except insofar as it may be continued by operation of law, shall be terminated and cease.

                           ARTICLE II

        ARTICLES OF INCORPORATION, BYLAWS, DIRECTORS AND
              OFFICERS OF THE SURVIVING CORPORATION

          1. The Articles of Incorporation of Newco on the Effective Date, in the form set forth in Attachment I hereto, shall be the Articles of Incorporation of the Surviving Corporation, until amended or repealed in accordance with the provisions thereof and of applicable law. Following the Merger, the Surviving Corporation shall operate under the name "Total Containment, Inc."

          2. The Bylaws of Newco on the Effective Date, in the form set forth in Attachment II hereto, shall on the Effective Date become and be the Bylaws of the Surviving Corporation, until amended or repealed in accordance with the provisions thereof, of the Articles of Incorporation and of applicable law.

          3. The directors and officers of TCI on the Effective Date will be the directors and officers, respectively, of Newco on and after the Effective Date until expiration of their current terms and until their successors are elected and qualified, or their prior resignation, removal or death, subject to the Articles of Incorporation and Bylaws of Newco.

                           ARTICLE III

               TREATMENT OF SHARES OF EACH OF THE
                    CONSTITUENT CORPORATIONS

          1.   On the Effective Date:

               (a) each share of Common Stock of TCI, par value $.01 per share, outstanding immediately prior to the Merger shall, by virtue of the Merger and without any action on the part of the holder thereof, be converted into and become one Common Share of Newco, par value $.01 per share;

               (b) each share of Newco Capital Stock outstanding immediately prior to the Merger shall cease to exist and be cancelled;

               (c) each share of TCI Capital Stock issued and held in the treasury of TCI, if any, on the Effective Date shall be cancelled, and no shares or other securities of Newco shall be issuable with respect thereto; and

               (d) each option outstanding under TCI's Stock Option Plan immediately prior to the Merger shall, by virtue of the Merger and without any action on the part of the holder thereof, be converted into and become an option to purchase the same number of Common Shares of Newco at the same price and otherwise upon the same terms and conditions.

          2. Certificates representing shares of Newco Capital Stock outstanding immediately prior to the Merger shall be cancelled. No certificate for shares of Newco Capital Stock will be issued to holders of any of the shares of TCI Capital Stock upon the Merger. Certificates representing shares of TCI Capital Stock (other than certificate representing shares which are cancelled pursuant to Section 1(c) of this Article III) shall upon the Merger be deemed for all purposes to represent an equal number of shares of the same class and series of Newco Capital Stock. After the Effective Date, whenever certificates which formerly represented shares of TCI Capital Stock are presented for exchange or registration of transfer, Newco will cause to be issued in respect thereof certificates representing an equal number of shares of Newco Capital Stock of the same class and series.

                           ARTICLE IV

         CONDITIONS, DEFERRAL, TERMINATION AND AMENDMENT

          1. The obligation of TCI and Newco to effect the transactions contemplated hereby is subject to satisfaction of the following conditions (any or all of which may be waived by TCI and Newco in their sole discretion to the extent permitted by law):

               (a) TCI as sole shareholder of Newco shall have approved this Agreement in accordance with the PBCL;

               (b) the stockholders of TCI entitled to vote thereon shall have adopted this Agreement at a meeting thereof duly held in accordance with the DGCL;

               (c) The Newco Common Shares to be issued in the Merger or reserved for issuance shall have been approved for quotation on the NASDAQ National Market System, subject to official notice of issuance;

               (d) TCI shall have received an opinion of its tax counsel, satisfactory to TCI and substantially to the effect that, for federal income tax purposes (i) no gain or loss will be recognized by TCI, Newco or the stockholders of TCI by reason of the consummation of the Merger, (ii) each TCI stockholder's tax basis in Newco Capital Stock as converted will be the same as the tax basis of the TCI Capital Stock held by such stockholder immediately prior to consummation of the Merger and (iii) a TCI stockholder who holds TCI Capital Stock as a capital asset will include in his holding period for the Newco Capital Stock the period during which he held the TCI Capital Stock converted into such Newco Capital Stock; and

               (e) a duly certified, executed and acknowledged copy to this Agreement or certificate of merger with respect thereto shall have been filed with the Secretary of State of Delaware in accordance with Sections 103 and 252 of the DGCL.

          2. Consummation of the Merger may be deferred by the Board of Directors of TCI for a reasonable period of time, not later than December 31, 1997, if the Board of Directors determines that deferral would be in the best interest of TCI and its stockholders.

          3. (a) This Agreement may be terminated by the Board of Directors of TCI or Newco at any time before or after the adoption and approval thereof by the shareholder of Newco or the stockholders of TCI or both, but not later than the Effective Date. In the event of a termination after Articles of Merger have been filed in the Department of State of the Commonwealth of Pennsylvania and before the Effective Date, a timely statement of termination may be filed in the Department of State by the terminating corporation.

               (b) In the event of termination of this Agreement as above provided, this Agreement shall become wholly void and of no effect, and there shall be no liability on the part of either Constituent Corporation or its Board of Directors or its stockholders or shareholder except as provided in Section 4 of this Article IV.

          4. If the Merger becomes effective, the Surviving Corporation shall assume and pay all expenses in connection therewith not theretofore paid by the respective parties. If for any reason the Merger shall not become effective, TCI shall pay all expenses incurred in connection with all the proceedings taken in respect of this Agreement or relating thereto.

          5. The parties hereto, by mutual consent of their respective Boards of Directors, may amend, modify or supplement this Agreement in such manner as may be agreed upon by them in writing at any time before or after adoption and approval of this Agreement by the shareholder of Newco and stockholders of TCI, but not later than the Effective Date, except that no such amendment, modification or supplement not adopted and approved by the shareholder of Newco and the stockholders of TCI shall affect the rights of such shareholder and stockholders in a manner which is materially adverse to them, in the sole judgment of the Board of Directors of TCI.

                            ARTICLE V

               TRANSFER OF ASSETS AND LIABILITIES

          1. On the Effective Date, the rights, privileges, powers and franchises, both of a public as well as of a private nature, of each of the Constituent Corporations shall be vested in and possessed by the Surviving Corporation, subject to all the disabilities, duties and restrictions of or upon each of the Constituent Corporations; and all the rights, privileges, powers and franchises of each of the Constituent Corporations on whatever account, as well for stock subscriptions and all things in action or belonging to each of the Constituent Corporations shall be transferred to and vested in the Surviving Corporation; and all property, rights, privileges, and all and every other interest, shall be thereafter the property of the Surviving Corporation as they were of the Constituent Corporations, and the title to any real estate vested by deed or otherwise in either of the Constituent Corporations shall not revert or be in any way impaired by reason of the Merger, but all rights of creditors and all liens upon any property of either of the Constituent Corporations shall be preserved unimpaired, and all debts, liabilities and duties of each of the Constituent Corporations shall attach to the Surviving Corporation, and may be enforced against it to the same extent as if such debts, liabilities and duties had been incurred or contracted by it.

          2. The parties hereto agree that from time to time and as and when requested by the Surviving Corporation, or by its successors or assigns, to the extent permitted by law, the officers and directors of TCI and of the Surviving Corporation are fully authorized in the name of TCI or otherwise to execute and deliver all such deeds, assignments, confirmations, assurances and other instruments and to take or cause to be taken all such further action as the Surviving Corporation may deem necessary or desirable in order to vest, perfect, confirm in or assure the Surviving Corporation title to and possession of all of said property, rights, privileges, powers and franchises and otherwise to carry out the intent and purposes of this Agreement.

                           ARTICLE VI

                          MISCELLANEOUS

          For the convenience of the parties and to facilitate any filing and recording of this Agreement, any number of counterparts hereof may be executed, each of which shall be deemed to be an original of this Agreement but all of which together shall constitute one and the same instrument.

          IN WITNESS WHEREOF, each of the parties to this Agreement, pursuant to the approval and authority duly given by resolutions adopted by its Board of Directors, has caused these presents to be executed by its President or a Vice President and its corporate seal affixed and attested to by its Secretary or an Assistant Secretary, all as of the day and year first above written.

(Corporate Seal)              TCI NEW CORP.
                              (a Pennsylvania corporation)



                              By:/s/ Pierre Desjardins
                                   Pierre Desjardins, President

ATTEST:

By:/s/ Jeffrey A. Boehmer
   Jeffrey A. Boehmer, Secretary



(Corporate Seal)              Total Containment, Inc.
                              (a Delaware corporation)

                              By:/s/ Pierre Desjardins
                                   Pierre Desjardins, President

ATTEST:

By:/s/ Jeffrey A. Boehmer
   Jeffrey A. Boehmer, Secretary

                                                     ATTACHMENT I

                    ARTICLES OF INCORPORATION
                               OF
                          TCI NEW CORP.

     FIRST.  The name of the Corporation is TCI New Corp.

     SECOND. The location and post office address of the Corporation's registered office in this Commonwealth is 422 Business Center, A130 North Drive, Oaks, Montgomery County,
Pennsylvania 19456.

     THIRD. The purpose of the Corporation is and it shall have unlimited power to engage in and to do any lawful act concerning any or all lawful business for which corporations may be incorporated under provisions of the Business Corporation Law of 1988, the Act approved December, 1988, P.L. 1444, as amended (the "Pennsylvania Business Corporation Law").

     FOURTH. The term of the Corporation's existence is perpetual.

        FIFTH. The aggregate number of shares of capital stock which the Corporation shall have authority to issue is 20,001,000 shares, divided into two classes consisting of 20,000,000 shares of common stock, par value $.01 per share ("Common Stock"), and 1,000 shares of preferred stock, par value $.01 per share ("Preferred Stock").

     SIXTH. The Preferred Stock may be issued from time to time as a class without series or, if so determined by the board of directors of the Corporation, either in whole or in part, in one or more series. There is hereby expressly granted to and vested in the board of directors of the Corporation authority to fix and determine (except as fixed and determined herein), by resolution, the par value, voting powers, full or limited, or no voting powers, and such designations, preferences and relative, participating, optional or other special rights, if any, and the qualifications, limitations or restrictions thereof, if any, including specifically, but not limited to, the dividend rights, conversion rights, redemption rights and liquidation preferences, if any, of any wholly unissued series of Preferred Stock (or the entire class of Preferred Stock if none of such shares have been issued), the number of shares constituting any such series and the terms and conditions of the issue thereof. Prior to the issuance of any shares of Preferred Stock, a statement setting forth a copy of each such resolution or resolutions and the number of shares of Preferred Stock of each such class or series shall be executed and filed in accordance with the Pennsylvania Business Corporation Law. Unless otherwise provided in any such resolution or resolutions, the number of shares of capital stock of any such class or series so set forth in such resolution or resolutions may thereafter be increased or decreased (but not below the number of shares then outstanding), by a statement likewise executed and filed setting forth a statement that a specified increase or decrease therein had been authorized and directed by a resolution or resolutions likewise adopted by the board of directors of the Corporation. In case the number of such shares shall be decreased, the number of shares so specified in the statement shall resume the status they had prior to the adoption of the first resolution or resolutions.

     SEVENTH. Each holder of record of Common Stock shall have the right to one vote for each share of Common Stock standing in such holder's name on the books of the Corporation. No shareholder shall be entitled to cumulate any votes for the election of directors.

     EIGHTH. The management, control and government of the Corporation shall be vested in a board of directors consisting of not less than one (1) nor more than twenty-five (25) members in number, as fixed by the board of directors of the Corporation from time to time. The directors of the Corporation shall be divided into three classes: Class I, Class II and Class III. Each Class shall be as nearly equal in number as possible. If the number of Class I, Class II or Class III directors is fixed for any term of office, it shall not be increased during that term, except by a majority vote of the board of directors. The term of office of the initial Class I directors shall expire at the annual election of directors by the shareholders of the Corporation in 1998; the term of office of the initial Class II directors shall expire at the annual election of directors by the shareholders of the Corporation in 1999; and the term of office of the initial Class III directors shall expire at the annual election of directors by the shareholders of the Corporation in 2000. After the initial term of each Class, the term of office of each Class shall be three (3) years, so that the term of office of one class of directors shall expire each year when their respective successors have been duly elected by the shareholders and qualified. At each annual election by the shareholders of the Corporation, the directors chosen to succeed those whose terms then expire shall be identified as being of the same class as the directors they succeed. If, for any reason, a vacancy occurs on the board of directors of the Corporation, a majority of the remaining directors shall have the exclusive power to fill the vacancy by electing a director to hold office for the unexpired term in respect of which the vacancy occurred. No director of the Corporation shall be removed from office, as a director, by the vote of shareholders, unless the votes of shareholders cast in favor of the resolution for the removal of such director constitute at least a majority of the votes which all shareholders would be entitled to cast at an annual election of directors.

     NINTH. No holder of any class of capital stock of the Corporation shall have preemptive rights, and the Corporation shall have the right to issue and to sell to any person or persons any shares of its capital stock or any option, warrant or right to acquire capital stock, or any securities having conversion or option rights without first offering such shares, rights or securities to any holder of any class of capital stock of the Corporation.

     TENTH. The presence, in person or by proxy, of shareholders entitled to cast at least a majority of the votes which all shareholders are entitled to cast shall constitute a quorum of shareholders at any annual or special meeting of shareholders of the Corporation.

     ELEVENTH. A special meeting of the shareholders of the Corporation may be called only by: (i) the Chief Executive Officer, (ii) the Executive Committee of the Board of Directors, or (iii) the Board of Directors pursuant to a resolution adopted by a majority of the total number of directors which the Corporation would have if there were no vacancies on the Board of Directors.

     TWELFTH.  The Control Transactions provisions of the
Pennsylvania Business Corporation Law (15 Pa. Cons. Stat. Section 2541 et. seq.) shall not be applicable to the Corporation.

     The Business Combinations provisions of the Pennsylvania
Business Corporation Law (15 Pa. Cons. Stat. Section 2551 et. seq.) shall not be applicable to the Corporation.

     The Control-Share Acquisitions provisions of the Pennsylvania Business Corporation Law (15 Pa. Cons. Stat. Section 2561 et. seq.) shall not be applicable to the Corporation.

     The Disgorgement By Certain Controlling Shareholders
Following Attempt to Acquire Control provisions of the Pennsylvania Business Corporation Law (15 Pa. Cons. Stat. Section 2577 et. seq.) shall not be applicable to the Corporation.

     THIRTEENTH. The Corporation reserves the right to amend, alter, change or repeal any provision contained in its Articles of Incorporation in the manner now or hereafter prescribed by statute and all rights conferred upon shareholders and directors herein are hereby granted subject to this reservation; provided, however, that the provisions set forth in Articles SEVENTH, EIGHTH and TENTH through THIRTEENTH, inclusive, of these Articles of Incorporation may not be repealed, altered or amended, in any respect whatsoever, unless such repeal, alteration or amendment is approved by either (a) the affirmative vote of shareholders of the Corporation entitled to cast at least 80 percent (80%) of the votes which all shareholders of the Corporation are then entitled to cast or (b) the affirmative vote of 80 percent (80%) of the members of the board of directors of the Corporation and the affirmative vote of shareholders of the Corporation entitled to cast at least a majority of the votes which all shareholders of the Corporation are then entitled to cast.

     FOURTEENTH. The name and post office address of the incorporator is:


          Name                     Address

          Kathleen S. Wetzel       STEVENS & LEE
                                   111 North Sixth Street
                                   P.O. Box 679
                                   Reading, PA  19603-0679


     IN TESTIMONY WHEREOF, the Incorporator has signed these Articles of Incorporation this 14th day of March, 1997.


                              /s/ Kathleen S. Wetzel
                              Kathleen S. Wetzel,
                              Incorporator
                                                  ATTACHMENT II

                             BY LAWS
                               OF
                          TCI NEW CORP.

                            ARTICLE I

                          SHAREHOLDERS

Section 1.01. - Annual Meeting -

     (a) General. The annual meeting of shareholders shall be held on such day each year as may be fixed from time to time by the board of directors, or, if no day be so fixed, on the fourth Tuesday of April of each year; provided, however, that if such day falls upon a legal holiday, then on the next business day thereafter. If the annual meeting shall not have been called and held within six (6) months after the designated time, any shareholder may call the meeting at any time thereafter. At each annual meeting of shareholders, directors shall be elected, reports of the affairs of the corporation shall be considered, and such other business as may properly come before the meeting may be transacted.

     (b) Conduct of Meetings. At every meeting of the shareholders, the Chairman of the Board or, in his absence, the officer designated by the Chairman of the Board, or, in the absence of such designation, a chairman (who shall be one of the officers, if any is present) chosen by a majority of the members of the board of directors shall act as chairman of the meeting. The chairman of the meeting shall have any and all powers and authority necessary in the chairman's sole discretion to conduct an orderly meeting and preserve order and to determine any and all procedural matters, including imposing reasonable limits on the amount of time at the meeting taken up in remarks by any one shareholder or group of shareholders. In addition, until the business to be completed at a meeting of the shareholders is completed, the chairman of a meeting of the shareholders is expressly authorized to temporarily adjourn and postpone the meeting from time to time.
          The Secretary of the corporation or in his absence, an assistant secretary, shall act as Secretary of all meetings of the shareholders. In the absence at such meeting of the Secretary or assistant secretary, the chairman of the meeting may appoint another person to act as Secretary of the meeting.

Section 1.02. - Special Meetings - Special meetings of the shareholders may be called only in accordance with the articles of incorporation of the corporation. Upon written request to the Chief Executive Officer or the Secretary, sent by registered mail or delivered to such officer in person, of any person or persons entitled to call a special meeting of the shareholders, it shall be the duty of the Secretary to fix the time of the meeting, which shall be held not more than sixty (60) days after the receipt of the request. If the Secretary neglects or refuses to fix the time of the meeting, the person or persons duly calling the meeting may do so.

Section 1.03. - Place of Meeting - All meetings of the shareholders shall be held at such place, within or outside the Commonwealth of Pennsylvania, as may be designated by the board of directors in the notice of meeting. In the absence of such designation, shareholders' meetings shall be held at the registered office of the corporation.

Section 1.04. - Notice of Meetings of Shareholders - Except as provided otherwise in these bylaws or required by law, written notice of every meeting of the shareholders shall be given by, or at the direction of, the Secretary or other authorized person, to each shareholder of record entitled to vote at the meeting at least ten (10) days prior to the day named for the meeting.

Section 1.05. - Contents - The notice of the meeting shall specify the place, day and hour of the meeting and, in the case of a special meeting, the general nature of the business to be transacted. If the purpose, or one of the purposes, of the meeting is to consider the adoption, amendment or repeal of the bylaws, there shall be included in, enclosed with, or accompanied by, the notice a copy of the proposed amendment or a summary of the changes to be made by the amendment.

Section 1.06. - Quorum - A meeting of the shareholders duly called shall not be organized for the transaction of business unless a quorum is present. The presence in person or by proxy of shareholders entitled to cast at least a majority of the votes that all shareholders are entitled to cast on a particular matter to be acted upon at the meeting shall constitute a quorum for the purposes of consideration and action on such matter. The shareholders present at a duly organized meeting can continue to do business until adjournment notwithstanding the withdrawal of enough shareholders to leave less than a quorum.

Section 1.07. - Adjournments - If a meeting of the shareholders duly called cannot be organized because a quorum has not attended, the chairman of the meeting or a majority of shareholders present in person or by proxy and entitled to vote may adjourn the meeting to such time and place as they may determine.

At any meeting at which directors are to be elected and which has previously been adjourned for lack of a quorum, the shareholders present and entitled to vote, although less than a quorum as fixed herein, shall nevertheless constitute a quorum for the purpose of electing directors. In other cases, those shareholders entitled to vote who attend a meeting of the shareholders that has been previously adjourned for one or more periods aggregating at least fifteen (15) days because of an absence of quorum, although less than a quorum as fixed herein, shall nonetheless constitute a quorum for the purpose of acting upon any matter stated in the notice of the meeting, provided the notice of meeting states that shareholders who attend such adjourned meeting shall nonetheless constitute a quorum for the purpose of acting upon the matter.

When a meeting of the shareholders is adjourned, it shall not be necessary to give any notice of the adjourned meeting or of the business to be transacted at the adjourned meeting other than by announcement at the meeting at which the adjournment is taken, unless the board of directors fixes a new record date for the adjourned meeting or unless notice of the business to be transacted was required by the Pennsylvania Business Corporation Law of 1988, as it may be amended, to be stated in the original notice of the meeting and such notice had not been previously provided.

Section 1.08. - Action by Shareholders - Whenever any corporate action is to be taken by vote of the shareholders, it shall be authorized upon receiving the affirmative vote of a majority of the votes cast by all shareholders entitled to vote thereon and, if any shareholders are entitled to vote thereon as a class, upon receiving the affirmative vote of the majority of the votes cast by the shareholders entitled to vote as a class on the matter, except when a different vote is required by law, or the articles of incorporation, or these bylaws.

Section 1.09. - Voting Rights of Shareholders - Unless otherwise provided in the articles of incorporation, every shareholder of the corporation shall be entitled to one vote for every share outstanding in the name of the shareholder on the books of the corporation.

Section 1.10. - Voting and Other Action by Proxy -

     (a) General. Every shareholder entitled to vote at a meeting of shareholders or to express consent or dissent to corporate action in writing without a meeting may authorize another person or persons to act for that shareholder by proxy. The presence of, or vote or other action at a meeting of shareholders, or the expression of consent or dissent to corporate action in writing, by a proxy of a shareholder shall constitute the presence of, or vote or action by, or written consent or dissent of the shareholder.

          Where two or more proxies of a shareholder are present, the corporation shall, unless otherwise expressly provided in the proxy, accept as the vote of all shares represented thereby the vote cast by a majority of them and, if a majority of the proxies cannot agree whether the shares represented shall be voted, or upon the manner of voting the shares, the voting of the shares shall be divided equally among those persons.

     (b) Minimum Requirements. Every proxy shall be executed in writing by the shareholder or by the duly authorized attorney-in-fact of the shareholder and filed with the Secretary of the corporation. A telegram, telex, cablegram, datagram or similar transmission from a shareholder or attorney-in-fact, or a photographic, facsimile or similar reproduction of a writing executed by a shareholder or attorney-in-fact:

          (i)  may be treated as properly executed; and

          (ii) shall be so treated if it sets forth a confidential and unique identification number or other mark furnished by the corporation to the shareholder for the purposes of a particular meeting or transaction.

     (c) Revocation. A proxy, unless coupled with an interest, shall be revocable at will, notwithstanding any other agreement or any provision in the proxy to the contrary, but the revocation of a proxy shall not be effective until written notice thereof has been given to the Secretary of the corporation. An unrevoked proxy shall not be valid after three years from the date of its execution unless a longer time is expressly provided therein. A proxy shall not be revoked by the death or incapacity of the maker unless, before the vote is counted or the authority is exercised, written notice of the death or incapacity is given to the Secretary of the corporation.

Section 1.11. - Voting by Fiduciaries and Pledgees - Shares of the corporation standing in the name of a trustee or other fiduciary and shares held by an assignee for the benefit of creditors or by a receiver may be voted by the trustee, fiduciary, assignee or receiver. A shareholder whose shares are pledged shall be entitled to vote the shares until the shares have been transferred into the name of the pledgee, or a nominee of the pledgee, but nothing in this section shall affect the validity of a proxy given to a pledgee or nominee.

Section 1.12. - Voting of Joint Holders of Shares -

     (a) General. Where shares of the corporation are held jointly or as tenants in common by two or more persons, as fiduciaries or otherwise:

          (i) if only one or more of such persons is present in person or by proxy, all of the shares standing in the name of such persons shall be deemed to be represented for the purpose of determining a quorum and the corporation shall accept as the vote of all the shares the vote cast by a joint owner or a majority of them; and

          (ii) if the persons are equally divided upon whether the shares held by them shall be voted or upon the manner of voting the shares, the voting of the shares shall be divided equally among the persons without prejudice to the rights of the joint owners or the beneficial owners thereof among themselves.

     (b) Exception. If there has been filed with the Secretary of the corporation a copy, certified by an attorney at law to be correct, of the relevant portions of the agreement under which the shares are held or the instrument by which the trust or estate was created or the order of court appointing them or of an order of court directing the voting of the shares, the persons specified as having such voting power in the document latest in date of operative effect so filed, and only those persons, shall be entitled to vote the shares but only in accordance therewith.

Section 1.13. - Voting by Corporations - Any corporation that is a shareholder of this corporation may vote by any of its officers or agents, or by proxy appointed by any officer or agent, unless some other person, by resolution of the board of directors of the other corporation or a provision of its articles or bylaws, a copy of which resolution or provision certified to be correct by one of its officers has been filed with the Secretary of this corporation, is appointed its general or special proxy in which case that person shall be entitled to vote the shares.

Section 1.14. - Determination of Record Date - The board of directors may fix a time prior to the date of any meeting of shareholders as a record date for the determination of the shareholders entitled to notice of, or to vote at, the meeting, which time, except in the case of an adjourned meeting, shall be not more than 90 days prior to the date of the meeting of shareholders. Only shareholders of record on the date fixed shall be so entitled notwithstanding any transfer of shares on the books of the corporation after any record date fixed as provided in this section. The board of directors may similarly fix a record date for the determination of shareholders of record for any other purpose. When a determination of shareholders of record has been made as provided in this section for purposes of a meeting, the determination shall apply to any adjournment thereof unless the board fixes a new record date for the adjourned meeting.

Section 1.15. - Voting List - The officer or agent having charge of the transfer books for shares of the corporation shall make a complete list of the shareholders entitled to vote at any meeting of shareholders, arranged in alphabetical order, with the address of and the number of shares held by each. The list shall be produced and kept open at the time and place of the meeting and shall be subject to the inspection of any shareholder during the whole time of the meeting for the purposes thereof.

Failure to comply with the requirements of this section shall not affect the validity of any action taken at a meeting prior to a demand at the meeting by any shareholder entitled to vote thereat to examine the list. The original share register or transfer book, or a duplicate thereof kept in Pennsylvania, shall be prima facie evidence as to who are the shareholders entitled to examine the list or share register or transfer book or to vote at any meeting of shareholders.

Section 1.16. - Judges of Election - In advance of any meeting of shareholders of the corporation, the board of directors may appoint judges of election, who need not be shareholders, to act at the meeting or any adjournment thereof. If judges of election are not so appointed, the presiding officer of the meeting may, and on the request of any shareholder shall, appoint judges of election at the meeting. The number of judges shall be one or three. No person who is a candidate for office to be filled at the meeting shall act as a judge of election.

In the event any person appointed as a judge fails to appear or fails or refuses to act, the vacancy may be filled by appointment made by the board of directors in advance of the convening of the meeting or at the meeting by the presiding officer thereof.

The judges of election shall determine the number of shares outstanding and the voting power of each, the shares represented at the meeting, the existence of a quorum, the authenticity, validity and effect of proxies, receive votes or ballots, hear and determine all challenges and questions in any way arising in connection with the right to vote, count and tabulate all votes, determine the result and do such acts as may be proper to conduct the election or vote with fairness to all shareholders. The judge or judges of election shall perform their duties impartially, in good faith, to the best of their ability and as expeditiously as is practical. If there are three judges of election, the decision, act or certificate of a majority shall be effective in all respects as the decision, act or certificate of all.

On request of the presiding officer of the meeting, or of any shareholder, the judge or judges shall make a report in writing of any challenge or question or matter determined by them, and execute a certificate of any fact found by them. Any report or certificate made by them shall be prima facie evidence of the facts stated therein.


                           ARTICLE II

                       BOARD OF DIRECTORS

Section 2.01. - General - Unless otherwise provided by statute, all powers vested by law in the corporation shall be exercised by or under the authority of, and the business and affairs of the corporation shall be managed under the direction of, the board of directors of the corporation.

Section 2.02. - Number, Qualifications, Selection and Term of Office - The board of directors of the corporation shall consist of at least one (1) and not more than twenty-five (25) directors, the exact number to be set from time to time by resolution of the board of directors. Each director shall be a natural person of full age and not less than one-third of the directors shall be persons who are not officers or employees of the corporation or of any entity controlling, controlled by or under common control with the corporation and who are not beneficial owners of a controlling interest in the voting stock of the corporation or of any such entity. No person shall be eligible for election as a member of the board of directors following such person's attainment of the age of seventy (70) years; provided, however, that this provision shall not be applicable to the initial term as a director of any person serving on the board of directors on March 1, 1997. Any person elected to the board of directors prior to attainment of the age of seventy (70) years shall be permitted to serve as a member of the board for the full term for which such director was elected. Each director shall hold office until the expiration of the term for which he or she was selected and until a successor has been selected and qualified or until his or her earlier death, resignation or removal. A decrease in the number of directors shall not have the effect of shortening the term of any incumbent director.

Section 2.03. - Nominations for Directors - Nominations for the election of directors may be made by the board of directors or by any shareholder entitled to vote for the election of directors. Nominations made by a shareholder entitled to vote for the election of directors shall be made by notice in writing, delivered or mailed by first class United States mail, postage prepaid, to the Secretary of the corporation not less than ninety
(90) days prior to any meeting of the shareholders called for the election of directors; provided, however, that if less than fifteen (15) days' notice of the meeting is given to shareholders, such written notice shall be delivered or mailed, as prescribed, to the Secretary of the corporation not later than the close of the third day following the day on which notice of the meeting was mailed to shareholders. Notice of nominations which are proposed by the board of directors shall be given by the Chairman of the Board or any other appropriate officer. Each notice of nominations made by a shareholder shall set forth
(i) the name, age, business address and, if known, residence address of each nominee proposed in such notice, (ii) the principal occupation or employment of each such nominee, and
(iii) the number of shares of capital stock of the corporation which are beneficially owned by each such nominee. Upon receiving a notice of nomination made by a shareholder, the board of directors shall be entitled to request any other information relating to such nominee deemed relevant by the board. The Chairman of the meeting may, if the facts warrant, determine and declare to the meeting that a nomination was not made in accordance with the foregoing procedure, and if he should so determine, he shall so declare to the meeting and the defective nomination shall be disregarded.

Section 2.04. - Election - Except as otherwise provided in these bylaws, directors of the corporation shall be elected by the shareholders. In elections for directors, voting need not be by ballot unless required by vote of the shareholders before the voting for election of directors begins. The candidates receiving the highest number of votes, up to the number of directors to be elected, shall be elected.

Section 2.05. - Vacancies -

     (a) Vacancies. Vacancies in the board of directors shall exist in the case of the happening of any of the following events: (i) the death or resignation of any director; (ii) if at any annual or special meeting the shareholders at which directors are to be elected, the shareholders fail to elect the full authorized number of directors to be voted for at that meeting; (iii) an increase in the number of directors by resolution of the board of directors; (iv) the removal of a director by the affirmative vote of shareholders of the corporation in accordance with the articles of incorporation of the corporation; or (v) the removal of a director by the board of directors or a court of competent jurisdiction in accordance with these bylaws or otherwise in accordance with law.

     (b) Filling Vacancies. Vacancies in the board of directors, including vacancies resulting from an increase in the number of directors, may be filled by a majority vote of the remaining members of the board though less than a quorum, or by a sole remaining director, and each person so selected shall be a director to serve for the balance of the unexpired term and until his or her successor has been selected and qualified or until his or her earlier death, resignation or removal.

Section 2.06. - Removal and Resignation -

     (a) Removal by Shareholders. A director may be removed by shareholders only in accordance with the articles of incorporation of the corporation.

     (b) Removal by Action of the Directors. The board of directors may declare vacant the office of a director if that director: (i) has been judicially declared of unsound mind; (ii) has been convicted of an offense punishable by imprisonment for a term of more than one year; or (iii) if within sixty (60) days after notice of his or her election, the director does not accept such office either in writing or by attending a meeting of the board of directors and fulfilling such other requirements of qualification as these bylaws or the articles of incorporation may provide.

     (c) Resignation. Any director may resign at any time from his or her position as a director upon written notice to the corporation. The resignation shall be effective upon its receipt by the corporation or at such later time as may be specified in the notice of resignation.

Section 2.07. - Regular Meetings - The board of directors of the corporation shall hold an annual meeting for the election of officers and the consideration of other proper business either as soon as practical after, and at the same place as, the annual meeting of shareholders of the corporation, or at such other day, hour and place as may be fixed by the board. The board of directors may designate by resolution the day, hour and place, within or outside the Commonwealth of Pennsylvania, of other regular meetings.

Section 2.08. - Special Meetings - Special meetings of the board of directors may be called by the Chairman of the Board, the Chief Executive Officer, or the President of the corporation or a majority of the directors then in office. The person or persons calling the special meeting may fix the day, hour and place, within or outside the Commonwealth of Pennsylvania, of the meeting.

Section 2.09. - Notice of Meetings -

     (a) General. No notice of any annual or regular meeting of the board of directors of the corporation need be given. Written notice of each special meeting of the board of directors, specifying the place, day and hour of the meeting, shall be given to each director at least 24 hours before the time set for the meeting. Neither the business to be transacted at, nor the purpose of, any annual, regular or special meeting of the board need be specified in the notice of the meeting.

     (b) Validation of Meeting Defectively Called or Noticed. The transactions of any meeting of the board of directors, however called and noticed or wherever held, are as valid as though taken at a meeting duly held after regular call and notice, if a quorum is present and if, either before or after the meeting, each of the directors not present signs a waiver of notice. All such waivers shall be filed with the corporate records or made a part of the minutes of the meeting. Attendance of a director at any meeting shall constitute a waiver of notice of such meeting except where a director attends a meeting for the express purpose of objecting to the transaction of any business because the meeting is not lawfully called or convened.

Section 2.10. - Quorum and Action by Directors - A majority of the directors in office shall be necessary to constitute a quorum for the transaction of business; provided, however, that at least one director who is not an officer or employee of the corporation or of any entity controlling, controlled by or under common control with the corporation and who is not a beneficial owner of a controlling interest in the voting stock of the corporation or of any such entity must be present in order to constitute a quorum. The acts of a majority of directors present and voting at a meeting at which a quorum is present shall be the acts of the board of directors, except where a different vote is required by law, the articles of incorporation or these bylaws. Every director shall be entitled to one vote.

Any action required or permitted to be taken at a meeting of the board of directors may be taken without a meeting if, prior or subsequent to the action, a consent or consents thereto by all of the directors in office is filed with the Secretary of the corporation.

Section 2.11. - Presumption of Assent - A director of the corporation who is present at a meeting of the board of directors, or of a committee of the board, at which action on any corporate matter is taken on which the director is generally competent to act, shall be presumed to have assented to the action taken unless his or her dissent is entered in the minutes of the meeting or unless that director files his or her written dissent to the action with the Secretary of the meeting before its adjournment or submits the dissent in writing to the Secretary of the corporation immediately after the adjournment of the meeting. Such right to dissent shall not apply to a director who voted in favor of the action. Nothing in this section shall bar a director from asserting that the minutes of a meeting incorrectly omitted that director's dissent if, promptly upon receipt of a copy of those minutes, the director notified the Secretary, in writing, of the asserted omission or inaccuracy.

Section 2.12. - Presiding Officer - All meetings of the board of directors of the corporation shall be called to order and presided over by the Chairman of the Board of Directors, or in the Chairman's absence, by the Chief Executive Officer of the corporation or, in the absence of the Chairman and the Chief Executive Officer, by a chairman of the meeting elected at such meeting by the board of directors. The Secretary of the corporation shall act as Secretary of the board of directors unless otherwise specified by the board of directors. In case the Secretary shall be absent from any meeting, the chairman of the meeting may appoint any person to act as secretary of the meeting.

Section 2.13. - Committees - The board of directors may, by resolution adopted by a majority of the directors in office, establish one or more committees. Each committee is to consist of at least two (2) directors of the corporation and not less than two-thirds of the members of each committee shall be persons who are not officers or employees of the corporation or of any entity controlling, controlled by or under common control with the corporation and who are not beneficial owners of a controlling interest in the voting stock of the corporation or of any such entity. The Chief Executive Officer shall be an ex-officio member of each committee of the board of directors, except the Compensation and Audit Committees. The board may designate one or more directors as alternate members of any committee who may replace any absent or disqualified member at any meeting of the committee or for purposes of any written action of the committee.

A committee, to the extent provided in the resolution of the board of directors creating it, shall have and may exercise all of the powers and authority of the board of directors except that a committee shall not have any power or authority regarding:
(i) the submission to shareholders of any action requiring the approval of shareholders under the Pennsylvania Business Corporation Law of 1988, as it may be amended, (ii) the creation or filling of vacancies in the board of directors, (iii) the adoption, amendment or repeal of these bylaws, (iv) the amendment, adoption or repeal of any resolution of the board of directors that by its terms is amendable or repealable only by the board of directors, or (v) any action on matters committed by the bylaws or resolution of the board of directors to another committee of the board. Each committee of the board shall serve at the pleasure of the board.

Section 2.14. - Executive Committee - There shall be a standing committee of the Board of Directors to be known as the Executive Committee consisting of the Chairman of the Board, the President and at least one (1) other director. The Executive Committee, during the intervals between meetings of the Board of Directors, shall to the extent permitted by law, exercise all the powers and authority of the Board of Directors in the management of the business and affairs of the corporation.

The Executive Committee shall keep minutes of its proceedings and shall report on its activities at each regular meeting of the Board of Directors.

Section 2.15. - Compensation Committee - There shall be a standing Compensation Committee of the Board of Directors which shall be responsible for making annual recommendations to the Board of Directors with respect to officer and employee compensation and benefits.

The Compensation Committee shall keep minutes of its proceedings and shall report on its activities at each regular meeting of the Board of Directors.

Section 2.16. - Audit Committee - There shall be a standing committee of the board of directors to be known as the Audit Committee. The members of the Audit Committee shall consist exclusively of directors who are not officers or employees of the corporation or of any entity controlling, controlled by or under common control with the corporation and who are not beneficial owners of a controlling interest in the voting stock of the corporation or of any such entity. The Audit Committee shall:
(i) make recommendations to the board of directors as to the independent accountants to be appointed by the board, (ii) review with the independent accountants the scope of their examination,
(iii) receive the reports of the independent accountants and meet with the representatives of such accountants for the purpose of reviewing and considering questions relating to their examination and such reports, (iv) review the internal accounting and auditing procedures of the corporation, and (v) perform such other duties as may be assigned to it from time to time by the board of directors.

Section 2.17. - Personal Liability of Directors - To the fullest extent permitted by Pennsylvania law, a director of the corporation shall not be personally liable for monetary damages for any action taken, or any failure to take any action, unless the director has breached or failed to perform the duties of his or her office under Subchapter B of Chapter 17 of the Pennsylvania Business Corporation Law of 1988, as it may be amended, and such breach or failure to perform constitutes self-dealing, willful misconduct or recklessness; provided, however, that the foregoing provision shall not eliminate or limit (i) the responsibility or liability of that director under any criminal statute, or (ii) the liability of a director for the payment of taxes according to local, state or federal law. Any repeal, modification or adoption of any provision inconsistent with this section shall be prospective only, and neither the repeal or modification of this bylaw nor the adoption of any provision inconsistent with this bylaw shall adversely affect any limitation on the personal liability of a director of the corporation existing at the time of such repeal or modification or the adoption of such inconsistent provision.

                           ARTICLE III

                            OFFICERS

Section 3.01. - Officers and Qualifications - The corporation shall have a Chairman of the Board, a Chief Executive Officer, a President, a Secretary, and a Treasurer, each of whom shall be elected or appointed by the board of directors. The board may also elect one or more vice presidents, and such other officers and assistant officers as the board deems necessary or advisable. All officers shall be natural persons of full age. Any two or more offices may be held by the same person. It shall not be necessary for officers to be directors of the corporation. Officers of the corporation shall have such authority and perform such duties in the management of the corporation as is provided by or under these bylaws or in the absence of controlling provisions in these bylaws as is determined by or under resolutions or orders of the board of directors.

Section 3.02. - Election- Term and Vacancies - The officers and assistant officers of the corporation shall be elected by the board of directors at the annual meeting of the board or from time to time as the board shall determine, and each officer shall hold office for one (1) year and until his or her successor has been duly elected and qualified or until that officer's earlier death, resignation or removal. A vacancy in any office occurring in any manner may be filled by the board of directors and, if the office is one for which these bylaws prescribe a term, shall be filled for the unexpired portion of the term.

Section 3.03. - Subordinate Officers, Committees and Agents - The board of directors may from time to time elect such other officers and appoint such committees, employees or other agents as the business of the corporation may require, including one or more assistant secretaries, and one or more assistant treasurers, each of whom shall hold office for such period, have such authority, and perform such duties as are provided in these bylaws or as the board of directors may from time to time determine. The board of directors may delegate to any officer or committee the power to elect subordinate officers and to retain or appoint employees or other agents, or committees thereof and to prescribe the authority and duties of such subordinate officers, committees, employees or other agents.

Section 3.04. - Removal; Resignation and Bonding -

     (a) Removal. Any officer or agent of the corporation may be removed by the board of directors with or without cause, but such removal shall be without prejudice to the contract rights, if any, of the person so removed. Election or appointment of an officer or agent shall not of itself create contract rights.

     (b) Resignation. Any officer may resign at any time upon written notice to the corporation. The resignation shall be effective upon its receipt by the corporation or at such later time as may be specified in the notice of resignation.

     (c) Bonding. The corporation may secure the fidelity of any or all of its officers by bond or otherwise.

Section 3.05. - Chairman of the Board - The Chairman of the Board of Directors of the corporation, if one is elected, shall preside at all meetings of the shareholders and of the directors at which he or she is present, and shall have such authority and perform such other duties as the board of directors may from time to time designate.

Section 3.06. - Chief Executive Officer - The Chief Executive Officer shall, in the absence of the Chairman of the Board, preside at all meetings of the shareholders and of the board of directors at which he or she is present. Subject to the control of the board of directors of the corporation and, within the scope of their authority, any committees thereof, the Chief Executive Officer shall (a) have general and active management of all the business, property and affairs of the corporation,
(b) see that all orders and resolutions of the board of directors and its committees are carried into effect, (c) appoint and remove subordinate officers and agents, other than those appointed or elected by the board of directors, as the business of the corporation may require, (d) have custody of the corporate seal, or entrust the same to the Secretary, (e) act as the duly authorized representative of the board in all matters, except where the board has formally designated some other person or group to act, (f) sign, execute and acknowledge, in the name of the corporation, deeds, mortgages, bonds, contracts or other instruments authorized by the board of directors, except in cases where signing and execution thereof shall be expressly delegated by the board of directors, or by these bylaws, to some other officer or agent of the corporation, and (g) in general perform all the usual duties incident to the office of Chief Executive Officer and such other duties as may be assigned to such person by the board of directors.

Section 3.07. - President - The President shall perform the duties of Chief Executive Officer either when he has been chosen as Chief Executive Officer or when the Chief Executive Officer is absent or unable to perform the duties of his office. The President shall have such other powers and perform such other duties as from time to time as may be prescribed by him by the board of directors or prescribed by the bylaws.

Section 3.08. - Vice Presidents - Each vice president, if any, shall perform such duties as may be assigned to him or her by the board of directors or the Chief Executive Officer. One vice president shall be designated by the board of directors to perform the duties of the Chief Executive Officer, in the event of the absence or disability of the Chief Executive Officer.

Section 3.09. - Secretary - The Secretary shall (a) keep or cause to be kept the minutes of all meetings of the shareholders, the board of directors, and any committees of the board of directors in one or more books kept for that purpose, (b) have custody of the corporate records, stock books and stock ledgers of the corporation, (c) keep or cause to be kept a register of the address of each shareholder, which address has been furnished to the Secretary by the shareholder, (d) see that all notices are duly given in accordance with law, the articles of incorporation, and these bylaws, and (e) in general perform all the usual duties as may be assigned to him or her by the board of directors or the Chief Executive Officer.

Section 3.10. - Assistant Secretary - The Assistant Secretary, if any, or Assistant Secretaries if more than one, shall perform the duties of the Secretary in his or her absence and shall perform other duties as the board of directors, the Chief Executive Officer or the Secretary may from time to time designate.

Section 3.11. - Treasurer - The Treasurer shall have general supervision of the fiscal affairs of the corporation and shall be the Chief Financial Officer of the corporation. The Treasurer shall, with the assistance of the Chief Executive Officer and managerial staff of the corporation: (a) see that a full and accurate accounting of all financial transactions is made;
(b) invest and reinvest the capital funds of the corporation in such manner as may be directed by the board of directors, unless that function shall have been delegated to a nominee or agent;
(c) deposit or cause to be deposited in the name and to the credit of the corporation, in such depositories as the board of directors shall designate, all monies and other valuable effects of the corporation not otherwise employed; (d) prepare any financial reports that may be requested from time to time by the board of directors; (e) cooperate in the conduct of any annual audit of the corporation's financial records by certified public accountants duly appointed by the board of directors; and (f) in general perform all the usual duties incident to the office of treasurer and such other duties as may be assigned to him or her by the board of directors or the Chief Executive Officer.

Section 3.12. - Officer Salaries - Unless otherwise provided by the board of directors of the corporation, the salaries of each of the officers elected by the board of directors shall be fixed from time to time by the board of directors and the salaries of all other officers of the corporation shall be fixed from time to time by the Chief Executive Officer or such other person as may be designated from time to time by the Chief Executive Officer or the board of directors.

No officer shall be prevented from receiving such salary or other compensation by reason of the fact that the officer is also a director of the corporation.

                           ARTICLE IV

                SHARE CERTIFICATES AND TRANSFERS

Section 4.01. - Share Certificates - Share certificates shall be in such form as shall be approved by the board of directors and shall state: (i) that the corporation is incorporated under the laws of the Commonwealth of Pennsylvania, (ii) the name of the person to whom issued, and (iii) the number and class of shares and the designation of the series, if any, that the share certificate represents.

The share register or transfer books and blank share certificates shall be kept by the Secretary or by any transfer agent or registrar designated by the board of directors for that purpose.

Section 4.02. - Issuance - The share certificates of the corporation shall be numbered and registered in the share register or transfer books of the corporation as they are issued. They shall be signed on behalf of the corporation by the President or a vice president and by the Secretary or an Assistant Secretary or the Treasurer or an Assistant Treasurer; but where a certificate is signed by a transfer agent or a registrar, the signature of any corporate officer upon the certificate may be a facsimile, engraved or printed. In case any officer who has signed, or whose facsimile signature has been placed upon, any share certificate shall have ceased to be such officer because of death, resignation or otherwise, before the certificate is issued, it may be issued with the same effect as if the officer had not ceased to be such at the date of its issue. The provisions of this section shall be subject to any inconsistent or contrary agreement at the time between the corporation and any transfer agent or registrar.

Section 4.03. - Transfer of Shares - Transfer of shares shall be made on the books of the corporation upon surrender of the certificates therefor, endorsed by the person named in the certificate or by his attorney, lawfully constituted in writing. No transfer shall be made which is inconsistent with law.

Section 4.04. - Lost, Destroyed, Mutilated or Stolen
Certificates - If the registered owner of a share certificate claims that the security has been lost, destroyed, mutilated or wrongfully taken, another may be issued in lieu thereof in a manner and upon such terms as the board of directors may authorize and shall be issued in place of the original security, in accordance with law, if the owner: (a) so requests before the corporation has notice that the security has been acquired by a bona fide purchaser; (b) files with the corporation, if requested by the corporation, a sufficient indemnity bond; and
(c) satisfies any other reasonable requirements imposed by the corporation.

                            ARTICLE V

                  NOTICE, WAIVERS, AND MEETINGS

Section 5.01. - Manner of Giving Notice - Whenever written notice is required to be given to any person under the provisions of the Pennsylvania Business Corporation Law of 1988, as it may hereafter be amended, or by the articles of incorporation or these bylaws, it may be given to the person either personally or by sending a copy of it by any class of mail or express mail, postage prepaid; or by telegram (with messenger service specified), telex or TWX (with answerback received) or courier service, charges prepaid; or by facsimile transmission, to the shareholder's address (or to shareholder's telex, TWX, or facsimile number) appearing on the books of the corporation; or, in the case of directors, supplied by the director to the corporation for the purpose of notice. Notice sent by mail, by telegraph or by courier service shall be deemed to have been given to the person entitled thereto when deposited in the United States mail or with a telegraph office or courier service for delivery to that person, or in the case of telex or TWX, when dispatched or in the case of fax, when received except that, in the case of directors, notice sent by regular mail shall be deemed to have been given 48 hours after being deposited in the United States mail or, in the case of telex, TWX, or facsimile, when dispatched.

A notice of meeting shall specify the place, day and hour of the meeting and any other information required by any other provision of the Business Corporation Law of 1988, the articles of incorporation or these bylaws.

Section 5.02. - Waiver of Notice - Whenever any written notice is required to be given by statute or the articles of incorporation or these bylaws, a waiver of the notice in writing, signed by the person or persons entitled to the notice, whether before or after the time stated in it, shall be deemed equivalent to the giving of the notice. Neither the business to be transacted at, nor the purpose of, a meeting need be specified in the waiver of notice of such meeting. Attendance of a person, either in person or by proxy, at any meeting shall constitute a waiver of notice of the meeting, except where the person attends the meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting was not lawfully called or convened.

Section 5.03. - Modification of Proposal - Whenever the language of a proposed resolution is included in a written notice of a meeting required to be given under the provisions of the Business Corporation Law of 1988, as it may be amended, or the articles of incorporation or these bylaws, the meeting considering the resolution may without further notice adopt it with such clarifying or other amendments as do not enlarge its original purpose.

Section 5.04. - Use of Conference Telephone and Similar
Equipment - One of more persons may participate in a meeting of the directors, or of any committee of directors, by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other. Such participation shall constitute presence in person at the meeting.

                           ARTICLE VI

                  INDEMNIFICATION AND INSURANCE

Section 6.01. - Indemnification -

     (a) Indemnification of Directors and Officers. The corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending, or completed action, suit, or proceeding, whether civil, criminal, administrative, or investigative (including, without limitation, actions by or in the right of the corporation), by reason of the fact that such person is or was a director or officer of the corporation, or is or was serving at the request of the corporation as a director, officer, employee, or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys' fees), amounts paid in settlement, judgments, and fines actually and reasonably incurred by such person in connection with such action, suit, or proceeding; provided, however, that no indemnification shall be made in any case where the act or failure to act giving rise to the claim for indemnification is determined by a court to have constituted willful misconduct or recklessness.

     (b) Indemnification of Others. The corporation may, at its discretion, indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending, or completed action, suit, or proceeding, whether civil, criminal, administrative, or investigative (including, without limitation, actions by or in the right of the corporation), by reason of the fact that such person is or was an employee or agent of the corporation who is not entitled to rights under Section 6.01(a) hereof, or such person is or was serving at the request of the corporation as an employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys' fees), amounts paid in settlement, judgments, and fines actually and reasonably incurred by such person in connection with such action, suit, or proceeding; provided, however, that no indemnification shall be made in any case where the act or failure to act giving rise to the claim for indemnification is determined by a court to have constituted willful misconduct or recklessness.

     (c) Advancing Expenses. Expenses (including attorneys' fees) incurred in defending a civil or criminal action, suit, or proceeding shall be paid by the corporation in advance of the final disposition of such action, suit, or proceeding upon receipt of an undertaking by or on behalf of the director, officer, employee, or agent to repay such amount if it shall be ultimately determined that he is not entitled to be indemnified by the corporation as authorized in this Article Six.

     (d) Rights Not Exclusive. The indemnification and advancement of expenses provided by this Article Six shall not be deemed exclusive of any other right to which persons seeking indemnification and advancement of expenses may be entitled under any agreement, vote of shareholders or disinterested directors, or otherwise, both as to actions in such persons' official capacity and as to their actions in another capacity while holding office, and shall continue as to a person who has ceased to be a director, officer, employee, or agent and shall inure to the benefit of the heirs, executors, and administrators of such person.

     (e) Insurance; Other Security. The corporation may purchase and maintain insurance on behalf of any person, may enter into contracts of indemnification with any person, may create a fund of any nature (which may, but need not be, under the control of a trustee) for the benefit of any person, and may otherwise secure in any manner its obligations with respect to indemnification and advancement of expenses, whether arising under this Article Six or otherwise, to or for the benefit of any person, whether or not the corporation would have the power to indemnify such person against such liability under the provisions of this Article Six.

Section 6.02. - Contract Rights; Amendment or Repeal - All rights under this Article Six shall be deemed a contract between the corporation and the indemnified representative pursuant to which the corporation and each indemnified representative intend to be legally bound. Any repeal, amendment or modification hereof shall be prospective only and shall not affect any rights or obligations then existing.

Section 6.03. - Reliance on Provisions - Each person who shall act as an indemnified representative of the corporation shall be deemed to be doing so in reliance upon the rights provided by this Article Six.

Section 6.04. - Interpretation - The provisions of this Article are intended to constitute bylaws authorized by 15 Pa. C.S.
Section 1746.

                           ARTICLE VII

                          MISCELLANEOUS

Section 7.01. - Registered Office - The registered office of the corporation, required by law to be maintained in the Commonwealth of Pennsylvania, may be, but need not be, the principal place of business of the corporation. The address of the registered office may be changed from time to time by the board of directors of the corporation.

Section 7.02. - Other Offices - The corporation may have additional offices and business in such places, within or outside the Commonwealth of Pennsylvania, as the board of directors of the corporation may designate or as the business of the corporation may require.

Section 7.03. - Corporate Seal - The corporation may have a corporate seal, which shall have inscribed on it the name of the corporation, the year of organization, and the words "Corporate Seal--Pennsylvania" or such inscription as the board of directors of the corporation may determine. The seal may be used by causing it or a facsimile of it to be impressed or affixed, or in any manner reproduced.

Section 7.04. - Fiscal Year - The fiscal year of the corporation shall be the calendar year.

Section 7.05. - Checks - All checks, notes, bills of exchange or other orders in writing shall be signed by such person or persons as the board of directors or, any person authorized by resolution of the board of directors may from time to time designate.

Section 7.06. - Contracts - Except as otherwise provided in the Business Corporation Law of 1988, as it may be amended, in the case of transactions that require action by the shareholders, the board of directors may authorize any officer or agent to enter into any contract or to execute or deliver any instrument on behalf of the corporation, and such authority may be general or confined to specific instances.

Any note, mortgage, evidence of indebtedness, contract or other document, or any assignment or endorsement thereof, executed or entered into between the corporation and any other person, when signed by one or more officers or agents having actual or apparent authority to sign it, or by the Chief Executive Officer, the President or a vice president and the Secretary or Assistant Secretary or Treasurer or Assistant Treasurer of the corporation, shall be held to have been properly executed for and on behalf of the corporation, without prejudice to the rights of the corporation against any person who shall have executed the instrument in excess of his or her actual authority.

   Section 7.07. - Amendment of Bylaws - The authority to make, amend, alter, change or repeal these bylaws is hereby expressly vested in the board of directors of the corporation, subject to the power of the shareholders to change such action. Any change in the bylaws shall take effect when adopted unless otherwise provided in the resolution effecting the change.

Section 7.08. - Severability - If any provision of these bylaws or the application thereof to any person or circumstance shall be invalid or unenforceable to any extent, the remainder of these bylaws and the application of such provisions to other persons or circumstances shall not be affected thereby and shall be deemed to be applicable to the greatest extent permitted by law.

                                                  EXHIBIT "B"

                     TOTAL CONTAINMENT, INC.

                     STOCK COMPENSATION PLAN


                            SECTION 1

                       PURPOSE OF THE PLAN

     The purpose of the Total Containment, Inc. Stock Compensation Plan (the "Plan") is to provide incentive compensation opportunities for selected officers and key employees of Total Containment, Inc. (the "Company") and its subsidiaries. In providing these opportunities, the Company seeks to generate in the participants a proprietary and vested interest in the performance of the Company and an increasing incentive to contribute to the Company's future success and prosperity, thereby benefitting all stockholders. Providing incentive compensation opportunities to key employees will aid the Company in attracting, retaining, and encouraging the kind of management it requires to realize its long term financial objectives.

                            SECTION 2

                     EFFECTIVE DATE OF PLAN

     This Plan shall become effective February 27, 1997, the date on which it was adopted by the Board of Directors of the Company, subject to approval by the stockholders of the Company.

                            SECTION 3

                           DEFINITIONS

     The following terms, when capitalized and used herein, shall have the meanings set forth below unless the context clearly indicates otherwise:

     3.1 Award: means a nonqualified stock option, an incentive stock option, a stock appreciation right, a performance unit, or restricted stock, or a combination of the foregoing, granted pursuant to the terms of this Plan.

     3.2  Board:  means the Board of Directors of the Company.

     3.3 Code: means the Internal Revenue Code of 1986, as amended from time to time.

     3.4 Committee: means the Committee designated by the Board to administer the Plan.

     3.5 Common Stock: means the $.01 par value common stock of the Company.

     3.6 Company: means Total Containment, Inc., a Delaware business corporation, and any successor by merger thereto.

     3.7 Disability: means permanent and total disability such that an individual is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or is expected to last for a continuous period of not less than 12 months. All determinations as to disability shall be made by the Committee and shall be final and binding.

     3.8 Employee: means any employee of the Company or any Subsidiary.

     3.9 Fair Market Value: means (i) in the event that the Common Stock is listed on an established exchange, the closing price of the Common Stock on the relevant date or, if no trade occurred on that day, on the next preceding day on which a trade occurred, (ii) in the event that the Common Stock is not listed on an established exchange, but is then quoted on the National Association of Securities Dealers Automated Quotation System ("NASDAQ"), the average of the average of the closing bid and asked quotations of the Common Stock for the five (5) trading days immediately preceding the relevant date, or (iii) in the event that the Common Stock is not then listed on an established exchange or quoted on NASDAQ, the average of the average of the closing bid and asked quotations of the Common Stock for the five
(5) trading days immediately preceding the relevant date as reported by two (2) brokerage firms to be selected by the Committee which are then making a market in the Common Stock. In the event that the Common Stock is not listed on an established exchange and no closing bid and asked quotations are available, Fair Market Value shall be determined in good faith by the Committee. In the case of (ii) or (iii) above, in the event that no closing bid or asked quotation is available on one or more of such trading days, Fair Market Value shall be determined by reference to the five (5) trading days immediately preceding the relevant date on which closing bid and asked quotations are available.

     3.10 Option: means an incentive stock option or a nonqualified stock option (including a Reload Option) granted to a Participant permitting the Participant to purchase shares of Common Stock, subject to the terms and conditions described in the Plan.

     3.11 Participant: means an Employee who is selected by the Committee to receive an Award under the Plan.

     3.12 Performance Cycle: means the period of months or years selected by the Committee during which performance is measured for the purpose of determining the extent to which an award of Performance Units has been earned.

     3.13 Performance Goals: means the objectives established by the Committee for a Performance Cycle for the purpose of determining the extent to which an award of Performance Units has been earned.

     3.14 Performance Unit: means a fixed or variable dollar denominated unit contingently awarded to a Participant subject to the terms and conditions as described in the Plan.

     3.15 Reload Option: means a nonqualified stock option which entitles the Participant to purchase from the Company a number of shares of Common Stock equal to the number of shares of Common Stock tendered to the Company in payment of the exercise price of an Option, subject to such terms and conditions as the Committee may in its discretion set forth in an Award Agreement; provided, that the option price of a Reload Option shall not be less than 100% of the fair market value of the shares of Common Stock subject to the Reload Option on the date on which the grant of the Reload Option becomes effective; provided further that a Reload Option must be exercised prior to the expiration of the term of the Option in respect of which the grant of that Reload Option becomes effective.

     3.16 Restricted Period: means the period of months or years selected by the Committee during which a grant of Restricted
Stock may be forfeited to the Company.

     3.17 Restricted Stock: means shares of Common Stock contingently granted to a Participant subject to the terms and conditions as described in the Plan.

     3.18 Retirement: means the voluntary termination of employment by a Participant on or after attainment of age 65 or the voluntary termination of employment by a Participant on or after attainment of age 55 if the Participant has been an Employee for at least fifteen (15) years.

     3.19 Subsidiary: means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if, at the time of the grant of an Award, each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50 percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

                            SECTION 4

                     STOCK SUBJECT TO AWARDS

     Subject to the provisions of Section 6 of this Plan, the maximum number of shares of Common Stock that may be issued pursuant to all Awards granted under the Plan shall be 400,000 shares. Such shares may be treasury or authorized, but unissued, shares of Common Stock. Shares issuable pursuant to Awards which, by reason of the expiration, cancellation or other termination of Awards prior to issuance, are not issued, shall again be available for future Awards, except that Restricted Shares that are forfeited after issuance shall not be available for reissuance pursuant to future Awards.

                            SECTION 5

                         ADMINISTRATION

     5.1 Committee Members. The Plan shall be administered by the Committee, which shall be composed of at least two members of the Board who the full Board designates.

     5.2 Committee Authority. The Committee shall have authority, subject to Board approval, (i) to grant Awards upon terms (not inconsistent with the provisions of this Plan) as the Committee may consider appropriate, (ii) to determine the Employees to whom Awards will be made under the Plan, and
(iii) to determine the time and frequency at which Awards will be made and the number of shares to be optioned or awarded. The Committee shall have authority, subject to Board approval, to grant Awards of one type or of several types and in such combinations as the Committee shall determine.

     Notwithstanding anything to the contrary herein, the Committee may, in its discretion, subject to Board approval, accelerate the time at which: (i) any Option or stock appreciation right may be exercised, (ii) any Performance Units shall be earned, or (iii) restrictions on Restricted Stock shall lapse.

     In addition, the Committee shall have authority, subject to Board approval, to construe and interpret all provisions of this Plan, to adopt, amend and rescind rules and regulations pertaining to the administration of the Plan, and to make all other determinations necessary or advisable for the administration of this Plan.

     Any decision made, or action taken, by the Committee in connection with the administration of the Plan or in connection with any Award shall be final and conclusive, subject to Board approval. No member of the Committee shall be liable for any act done in good faith with respect to this Plan. All expenses of administering this Plan shall be borne by the Company.

                            SECTION 6

                        STOCK ADJUSTMENTS

     In the event of any change in the number of issued and outstanding shares of Common Stock of the Company which results from a stock split, reverse stock split, the payment of a stock dividend or any other change in the capital structure of the Company, the Committee shall proportionately adjust the maximum number of shares reserved under Section 4 and shall appropriately adjust the number of shares subject to each outstanding Award, and (where appropriate) the price per share thereof (but not the total Award price), so that upon exercise or realization of such Award, the Participant shall receive the same number of shares he would have received had he been the holder of all shares subject to his outstanding Award immediately before the effective date of such change in the number of issued and outstanding shares of Common Stock of the Company. Such adjustment shall not, however, result in the issuance of fractional shares.

     Any adjustment under this Section shall be made by the Committee, subject to approval by the Board. No adjustment shall be made that would cause an incentive stock option to fail to continue to qualify as an incentive stock option within the meaning of Section 422 of the Code. The grant of an Award pursuant to the Plan shall not affect in any way the right of the Company to make adjustments, reclassifications, reorganizations, or changes in its capital or business structure or to merge, consolidate, dissolve, liquidate, sell, or transfer all or any part of its business or assets.

                            SECTION 7

                           ELIGIBILITY

     Employees, as may be designated by the Committee, who are performing or who have been engaged to perform services of special importance to the management, operation, or development of the Company shall be eligible to receive Awards under the Plan. Members of the Board who are not Employees shall not be eligible for Awards under the Plan.

                            SECTION 8

                         GRANT OF AWARDS

     Each Award granted under this Plan shall be evidenced by an agreement (an "Award Agreement") executed by the Company and the Participant. The Award Agreement shall set forth the type of Award, the terms and conditions of the Award, and the manner in which it may be exercised, subject to the provisions of this Plan. Each Award Agreement shall be consistent with the applicable provisions of this Plan and may contain such terms, conditions and other provisions as the Committee may in its discretion determine to be appropriate and which are not inconsistent with the provisions of this Plan.

                            SECTION 9

                      TERMS AND CONDITIONS

     9.1 Nonqualified Stock Options. The grant of a nonqualified stock option entitles the Participant to purchase from the Company a stated number of shares of Common Stock, subject to the following terms and conditions:

     A. Price. The Committee shall establish the Option price at the time each nonqualified stock option is granted, which price shall not be less than 100% of the Fair Market Value of the shares of Common Stock on the day the Option is granted.

     B. Exercise of Options. The Option price of each share as to which a nonqualified stock option is exercised shall be paid in full at the time of such exercise. Unless otherwise provided in an Award Agreement, such payment shall be made in cash, by tender of shares of Common Stock which have been owned by the Participant for at least six (6) months, or by a combination of cash and such shares of Common Stock. In addition, at the request of the Participant and to the extent permitted by applicable law, the Company in its discretion may selectively approve arrangements with a brokerage firm under which such brokerage firm, on behalf of the Participant, shall pay to the Company the exercise price of the Options being exercised, and the Company, pursuant to an irrevocable notice from the Participant, shall promptly deliver the shares being purchased to such brokerage firm.

     C. Time Period for Exercise. The Committee may establish time periods after which unexercised nonqualified stock options shall expire. The Committee may determine that a nonqualified stock option shall become exercisable in installments and may determine that the right to exercise such nonqualified stock option as to such installments shall expire on different dates or on the same date.

     D. Termination of Employment. Unless otherwise provided in an Award Agreement, a Participant may exercise a nonqualified stock option only while he is an Employee, except that: (i) in the case of a Participant who ceases to be an Employee for reasons of Disability or death, a nonqualified stock option may be exercised by the Participant or by the Participant's personal representative or beneficiary (as the case may be) for a period of twelve (12) months following the date of Disability or death, and (ii) a Participant who ceases to be an Employee because of Retirement may exercise a nonqualified stock option for a period of three (3) months following the date of Retirement.

     E. Reload Option. The Committee may in its discretion grant a Reload Option in connection with the grant of a nonqualified stock option.

     9.2 Incentive Stock Options. Incentive stock options granted under the Plan are intended to qualify as "incentive stock options" as defined in Section 422 of the Code, and shall entitle the Participant to purchase from the Company a stated number of shares of Common Stock, subject to the following terms and conditions:

     A. Price. The Committee shall establish the Option price at the time each incentive stock option is granted, which price shall not be less than 100% of the Fair Market Value of the shares of Common Stock on the day the Option is granted. If an Employee, at the time the incentive stock option is granted, owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company, the Option price shall not be less than 110% of the Fair Market Value of the shares of Common Stock on the day the option is granted.

     B. Ten Year Limitation. Incentive stock options shall not be granted under this Plan later than ten (10) years after the earlier of: (i) the date this Plan is adopted, or (ii) the date this Plan is approved by the stockholders of the Company. An incentive stock option which is granted under this Plan shall not be exercisable later than ten (10) years after its date of grant. The Committee may determine that any incentive stock option shall become exercisable in installments and may determine that the right to exercise such incentive stock option as to such installments shall expire on different dates or on the same date.

     C. Termination of Employment. A Participant may exercise an incentive stock option only while he is an Employee, except that: (i) in the case of a Participant who ceases to be an Employee for reasons of Disability or death, an incentive stock option may be exercised by the Participant or by the Participant's personal representative or beneficiary (as the case may be) for a period of twelve (12) months following the date of Disability or death, and (ii) a Participant who ceases to be an Employee because of Retirement may exercise an incentive stock option for a period of three (3) months following the date of Retirement.

     D. Exercise of Options. The option price of each share as to which an incentive stock option is exercised shall be paid in full at the time of such exercise. Unless otherwise provided in an Award Agreement, such payment shall be made in cash, by tender of shares of Common Stock owned by the Participant for at least six (6) months, or by a combination of cash and such shares of Common Stock. In addition, at the request of the Participant and to the extent permitted by applicable law, the Company in its discretion may selectively approve arrangements with a brokerage firm under which such brokerage firm, on behalf of the Participant, shall pay to the Company the exercise price of the Options being exercised, and the Company, pursuant to an irrevocable notice from the Participant, shall promptly deliver the shares being purchased to such brokerage firm.

     E. Reload Option. The Committee may in its discretion grant a Reload Option in connection with the grant of an incentive stock option.

     9.3 Stock Appreciation Rights. A stock appreciation right shall entitle the Participant to receive from the Company an amount equal to the positive difference between the Fair Market Value of a share of Common Stock at the time the Award is granted and the Fair Market Value of a share of Common Stock on the date of exercise of the stock appreciation right, or some percentage of such difference as the Committee may determine at the time of grant, subject to the following terms and conditions:

     A. Grant and Exercisability. Stock appreciation rights may be granted in tandem with an Option, in addition to an Option, or may be freestanding and unrelated to an Option. Stock appreciation rights granted in tandem or in addition to an Option may be granted either at the same time as the Option or at a later time. No stock appreciation right shall be exercisable earlier than six (6) months after its grant.

     B. Payment. The Committee shall determine and the Award Agreement shall specify whether a stock appreciation right shall be settled in cash, shares of Common Stock or a combination of cash and shares of Common Stock.

     C. Termination of Employment. Unless otherwise provided in an Award Agreement, a Participant may exercise a stock appreciation right only while he is an Employee, except that: (i) in the case of a Participant who ceases to be an Employee for reasons of Disability or death, a stock appreciation right may be exercised by the Participant or by the Participant's personal representative or beneficiary (as the case may be) for a period of twelve (12) months following the date of Disability or death, and (ii) a Participant who ceases to be an Employee because of Retirement may exercise a stock appreciation right for a period of three (3) months following the date of Retirement.

     9.4  Performance Units.  Performance Units entitle a
Participant to earn a designated number of shares of Common Stock or a designated dollar amount, contingent upon the attainment of certain goals by the Company, subject to the following terms and conditions:

     A. Grant. The Committee shall determine the number of Performance Units to be granted, if any, and the number of such shares and units for each Performance Cycle, and shall determine the duration of each Performance Cycle and the value of each Performance Unit. There may be more than one Performance Cycle in existence at any one time, and the duration of Performance Cycles may differ from each other.

     B. Performance Goals. The Committee shall establish Performance Goals for each Performance Cycle on the basis of such criteria and to accomplish such objectives as the Committee may from time to time determine. During any Performance Cycle, the Committee, in its discretion, may adjust the Performance Goals for such Performance Cycle as it deems equitable in recognition of unusual or non-recurring events affecting the Company, changes in applicable tax laws or accounting principles, or similar events.

     C. Earned Awards. At the end of each Performance Cycle, the Committee shall determine the number of Performance Units which have been earned by Participants on the basis of performance in relation to the established Performance Goals. The determination by the Committee shall be final and binding.

     D. Payment. At the expiration of a Performance Cycle, unless otherwise provided in an Award Agreement, payment for Performance Units shall be in (i) cash;
          (ii) shares of Common Stock; (iii) shares of Restricted Stock; or (iv) in nonqualified stock options with an aggregate discount from Fair Market Value not in excess of the value of the earned Performance Unit for which payment is being made, in such proportions as the Committee shall determine at the end of the Performance Cycle.

     E. Termination of Employment. Unless otherwise provided in an Award Agreement, a Participant must be an Employee at the end of a Performance Cycle in order to be entitled to payment of Performance Units in respect of such Performance Cycle, except that in the event of a Participant's death, Disability or Retirement prior to the end of a Performance Cycle, the Committee, in its discretion and after taking into consideration the performance of such Participant and the performance of the Company during that portion of the Performance Cycle, may authorize payment to such Participant or his successor with respect to some or all of the Performance Units deemed earned for that Performance Cycle. The determination of the Committee shall be final and binding.

     9.5 Restricted Stock. Restricted Stock may be contingently granted to a Participant, subject to the following terms and conditions:

     A. Grant. At the time of making a grant of Restricted Stock, the Committee shall determine the number of shares of Restricted Stock to be granted to each Participant, the duration of the Restricted Period after which, and the conditions under which, all or part of the Restricted Stock may vest in the Participant, the price to be paid (if any) for the Restricted Stock, and any terms and conditions of the Award in addition to those contained in this Section 9.5, including, but not limited to, the establishment of criteria which would permit the Restricted Stock to vest on an accelerated basis.

     B. Certificates and Payment. Certificates issued in respect of shares of Restricted Stock shall be registered in the name of the Participant and deposited by him, together with a stock power endorsed in blank, with the Company. At the expiration of the Restricted Period, the Company shall deliver to the Participant or his legal representative such certificates representing shares which have vested.

     C. Termination of Employment. Unless otherwise provided in an Award Agreement: (i) in the event that a Participant ceases to be an Employee during the Restricted Period for reasons other than death or Disability, all shares of Restricted Stock which have not previously vested in the Participant shall be forfeited to the Company, and (ii) in the event of a Participant's death or Disability during the Restricted Period, the restrictions imposed under the Award Agreement shall lapse and all shares of Restricted Stock shall immediately vest in the Participant.

                           SECTION 10

        PLAN TERMINATION, AMENDMENT OR CHANGE OF CONTROL

     10.1 Plan Termination or Amendment. To the extent permitted by law, the Board may amend, suspend, or terminate the Plan at any time; provided, however, that with respect to incentive stock options, except as specified in Section 6, no amendment may be adopted that will increase the number of shares reserved for Awards under the Plan, change the option price, or change the provisions required for compliance with Section 422 of the Code and regulations issued thereunder. The amendment or termination of this Plan shall not, without the consent of the Participant, alter or impair any rights or obligations under any Award previously granted hereunder.

     10.2 Change of Control. In order to maintain the Participants' rights in the event of a "Change of Control" of the Company, the Committee, in its sole discretion, may, notwithstanding anything to the contrary contained in the Plan or an Award Agreement, either at the time an Award is made or at any time prior to or simultaneously with a "Change of Control":
(i) provide for the acceleration of any time periods relating to the exercise or realization of such Awards so that such Awards may be exercised or realized in full on or before a date fixed by the Committee; (ii) provide for the purchase of such Awards by the Company, upon the Participant's request, for an amount of cash equal to the amount which could have been attained upon the exercise or realization of such rights had such Awards been currently exercisable or payable; (iii) make such adjustment to the Awards then outstanding as the Committee deems appropriate to reflect such change; or (iv) cause the Awards then outstanding to be assumed or new rights of equivalent value substituted therefor, by the successor corporation in such change.

     "Change of Control" means the occurrence of: (i) a person (including a group as defined in Section 13(d)(3) of the Securities Exchange Act of 1934) becoming, directly or indirectly, the beneficial owner (as defined under the Securities Exchange Act of 1934) of twenty-five percent (25%) or more of the shares of Common Stock of the Company, or (ii) during any period of two consecutive years, individuals who at the beginning of such period constituted the Board, ceasing for any reason to constitute at least a majority of the Board, unless the election of each director of the Board, who was not a director of the Board at the beginning of such period, was approved by a vote of at least two-thirds of the directors then still in office who were directors at the beginning of such period, or (iii) the Company merging or consolidating with or having its assets purchased by another corporation and as a result of such merger, consolidation or sale of assets, less than a majority of the outstanding voting stock of the surviving, resulting or purchasing corporation being owned, immediately after the transaction, by the holders of the voting stock of the Company outstanding immediately before the transaction.

                           SECTION 11

      COMPLIANCE WITH LAW AND APPROVAL OF REGULATORY BODIES

     No Option shall be exercisable, no Common Stock shall be awarded or issued, no certificates for shares of Common Stock shall be delivered, and no payment shall be made under this Plan except in compliance with all applicable federal and state laws and regulations (including, without limitation, withholding tax requirements) and the rules of all domestic stock exchanges on which the Company's shares are now or may in the future be listed. The Company shall have the right to rely on an opinion of its counsel as to such compliance. Any share certificate issued to evidence Common Stock may bear such legends and statements as the Committee may deem advisable to assure compliance with federal and state laws and regulations.

     No Option shall be exercisable, no Common Stock shall be awarded or issued, no certificate for shares shall be delivered, and no payment shall be made under this Plan until: (a) the Company has obtained such consent or approval as the Committee may deem advisable from regulatory bodies having jurisdiction over such matters, and (b) the Participant either: (i) authorizes the Company to withhold in accordance with applicable law from any compensation payable to the Participant, or (ii) agrees to remit to the Company (in either case as, and upon such terms as, the Committee may require) any taxes required to be withheld by the Company under federal, state or local law. A Participant may (with the consent of the Company) authorize the Company to withhold shares otherwise issuable to the Participant in order to satisfy any applicable tax withholding requirements.

     Without limiting the foregoing, the shares of Common Stock to be issued under this Plan shall be registered as soon as practicable under the Securities Act of 1933 by the Company by filing an appropriate registration statement. No Option shall be exercisable, no Common Stock shall be awarded or issued, and no certificates for shares of Common Stock shall be delivered until such registration statement is effective.

                           SECTION 12

                       GENERAL PROVISIONS

     12.1 Effect on Employment. No person shall have any claim or right to be granted an Award and the grant of an Award shall not be construed as giving a Participant the right to be retained in the employ of the Company or any of its subsidiaries. Neither the adoption of this Plan, its operation, nor any documents describing or referring to this Plan, including, without limitation, any Award Agreement, shall in any way affect any right and power of the Company or any subsidiary of the Company to terminate the employment of any person at any time with or without assigning a reason therefor.

     12.2 Rights as a Stockholder. No Participant shall have any rights as a stockholder with respect to any Award granted to him unless and until certificates for shares of Common Stock are issued to him, except that in the event an Award is made in the form of Restricted Stock, the Participant shall have all rights of a stockholder (subject to the provisions of Section 9.5), including but not limited to, the right to receive all dividends paid on such shares (if any) and the right to vote such shares.

     12.3 Notices. Every direction, revocation or notice authorized or required by the Plan shall be deemed delivered to the Company: (i) on the date it is personally delivered to the Secretary of the Company at its principal executive offices, or
(ii) three business days after it is sent by registered or certified mail, postage prepaid, addressed to the Secretary at such offices. Notice shall be deemed delivered to a Participant:
(i) on the date it is personally delivered to him, or (ii) three business days after it is sent by registered or certified mail, postage prepaid, addressed to him at the last address shown for him on the records of the Company.

     12.4 Indemnification. With respect to liabilities arising under or relating to this Plan, the Company shall indemnify each member of the Committee and each other officer or employee of the Company to whom any duty or power relating to the Plan may be allocated or delegated, to the fullest extent permitted under the laws of the Commonwealth of Pennsylvania and the Bylaws of the Company.

     12.5 Governing Law. All questions pertaining to construction, validity and effect of the provisions of this Plan and the rights of all persons hereunder shall be governed by the laws of the Commonwealth of Pennsylvania.

     12.6 Transferability. Awards may be sold, assigned, transferred, pledged or otherwise encumbered, including, without limitation, by will or the laws of descent and distribution, or pursuant to a qualified domestic relations order as defined by the Code. Upon the death of a Participant, an Award shall be exercisable, to the extent permitted, by the Participant's estate or by a person who acquired the right to exercise such Award by bequest or inheritance or by reason of the death of the Participant. Notwithstanding anything to the contrary herein, a Participant shall not sell, transfer or otherwise dispose of any shares of Common Stock acquired pursuant to this Plan unless at least six (6) months have elapsed from the date the Award was granted, if at the time of such disposition the Participant is subject to Section 16 of the Securities Exchange Act of 1934.

     12.7 Unfunded Plan. The Plan, insofar as it provides for grants of Awards, shall be unfunded, and the Company shall not be required to segregate any assets that may at any time be represented by Awards under this Plan. Any liability of the Company to any person with respect to any Awards under this Plan shall be based solely upon any contractual obligations that may be created pursuant to this Plan. No such obligation of the Company shall be deemed to be secured by any pledge of, or other encumbrance on, any property of the Company.

     12.8 Rules of Construction. Headings are given to the sections of this Plan solely as a convenience to facilitate reference. The reference to any statute, regulation, or other provision of law shall be construed to refer to any amendment to or successor of such provision of law. All words herein shall be construed to be of such number and gender as the context requires.

                           PROXY CARD

                     TOTAL CONTAINMENT, INC.

   THIS PROXY SOLICITATION ON BEHALF OF THE BOARD OF DIRECTORS

     I/We hereby appoint Homer N. Holden, David L. Gilbert and Jeffrey A. Boehmer, or any one of them acting in the absence of others, as proxyholders, each with the power to appoint his substitute, and hereby authorize them to represent and to vote, as designated on the reverse side, all the shares of Common Stock of Total Containment, Inc. (the "Company") held of record by me/us on February 28, 1997, at the Annual Meeting of Stockholders to be held on April 11, 1997, or at any adjournment thereof.

     This proxy when properly executed will be voted in the manner directed on the reverse side. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES FOR DIRECTOR, FOR THE ADOPTION OF THE AGREEMENT AND PLAN OF MERGER, FOR THE APPROVAL OF THE STOCK COMPENSATION PLAN AND FOR THE RATIFICATION OF INDEPENDENT AUDITORS. This proxy will be voted, in the discretion of the proxyholders, upon such other business as may properly come before the Annual Meeting of Stockholders or any adjournment thereof.

            (Please vote and sign on the other side)

               FOR all         WITHHOLD
               nominees        AUTHORITY
               listed at       to vote for
               right (except)  all nominees
               as marked to    listed at     Nominees:
               the contrary)   right           Jean Claude Arpin
                                               Marc Guindon
MATTER NO. 1
ELECTION OF
CLASS I
DIRECTORS         [     ]        [     ]

                                FOR       AGAINST      ABSTAIN
MATTER NO. 2
ADOPTION OF
PLAN OF MERGER                 [   ]       [   ]        [   ]

                                FOR       AGAINST      ABSTAIN
MATTER NO. 3
APPROVAL OF STOCK
COMPENSATION PLAN              [   ]       [   ]        [   ]

                                FOR       AGAINST      ABSTAIN
MATTER NO. 4
RATIFICATION OF
INDEPENDENT AUDITORS           [   ]       [   ]        [   ]
DIRECTORS

          Please mark, sign, date and return the proxy card promptly using the enclosed envelope

Signature________________________________  Date__________________

Signature________________________________  Date__________________
           Signature if held jointly


NOTE: Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.